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                          [LOGO OF NUMERIC INVESTORS]

                                 Micro Cap Fund
                                  Growth Fund
                                  Mid Cap Fund
                              Small Cap Value Fund
                                Adviser's Report

October 16, 2000

Dear Fellow Shareholder:

As your Funds' adviser, Numeric Investors L.P.(R) is pleased to report the annual results for the n/i numeric investors family of funds (the "Funds") for the fiscal year ended August 31, 2000.

This year's annual review addresses four topics which we hope you will find both interesting and timely:

First, we review the returns of our four funds for the most recent six months and the full fiscal year, with special attention to the effect of the "New Economy" bubble on the market and your fund's returns. The Funds' second half returns were (with one exception) much better than their benchmark's returns.

Second, we identify the "other bubble" that we believe remains in the market and creates both risk and opportunity for investors. We observe that all four of our funds are positioned in an effort to reduce the impact of a potential deflation of that bubble.

Third, we provide history and perspective on our Estrend(TM) model. Estrend(TM) is one of our two principal stock selection models; the model's success is important to our ability to add value for our clients.

Fourth, we discuss the implementation of performance fees that will occur next year for three of our four funds. We explain why we believe in performance fees and why we believe they are in your interest as well.

THE YEAR IN REVIEW

What a difference a day makes....
     And what a greater difference six months can make!

The market of the last six months, ending August 31st, has been very different than the market of the prior six months.

Our last semi-annual report covered the first half of our Funds' fiscal year, from September 1, 1999 through February 29, 2000. That report began with a discussion of New Economy versus Old Economy stocks. We observed that New Economy stocks had been superb performers over the six-month period ended February 2000. This was evident in the returns of two of our funds that invest heavily in New Economy stocks. The n/i Micro Cap Fund returned +46.77% and the n/i Growth Fund earned +60.15% over this six-month period. The market was very narrow however, favoring stocks with high growth expectations and strong price momentum. Old Economy stocks actually declined, as suggested by the -12.72% return of our n/i Small Cap Value Fund over this period. In addition, our Funds were not able to keep up with their benchmarks over the six

                                       1
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months ended February 2000, because they were underexposed to the Internet and biotech stocks that had performed so well. Within the Russell 2000 Index, Internet stocks produced an average return of +174% while biotechs returned +231%. Our models found these high-flying growth stocks to have neither attractive valuations nor improving earnings expectations, so they were underrepresented in the Funds.

In our last semi-annual report, we also opined that these New Economy stocks (such as Internet and biotech) appeared to be overvalued as of the end of February 2000. Whereas a few New Economy stocks might produce the brilliant earnings growth necessary to justify their high valuations, it appeared to us that the price level of such stocks as a group was too high, because it seemed most companies could not possibly grow their earnings fast enough to justify such lofty valuations. We expected Estrend(TM) to be an effective stock-selection tool in the months ahead as the market corrected prices of those companies with earnings disappointments.

The market environment of the second half of our fiscal year, from March 1 through August 31, 2000, provided a mirror image to that of the first half of the year. Our two Funds with the greatest New Economy exposure (the n/i Micro Cap and Growth Funds) were able to produce just slightly positive returns over this second six-month period. These positive but paltry returns were disappointing when compared to the returns of the prior six months, but were much better than the returns of their applicable benchmarks, which were down sharply over the most recent six months. The market turned against New Economy stocks over the most recent six months, causing the smaller cap, growth benchmarks to generate double-digit negative returns. Stocks in the most prominent New Economy industry, the Internet, declined by an average of 54% within the Russell 2000 Index. Furthermore and in contrast to the market's prior disdain for Old Economy stocks, our best-performing Fund over the most recent six months has been the n/i Small Cap Value Fund, which holds smaller, less glamorous Old Economy stocks. This fund produced a six-month return of +30.54% that was three times the positive return of its benchmark.


Performance                                          1st half                     2nd half               Full Fiscal Year
                                                 8/31/99 to 2/29/00           2/29/00 to 8/31/00            a/o 8/31/00
                                                 ------------------           ------------------         ----------------
n/i Micro Cap Fund                                      46.77%                       5.21%                     54.42%
Russell 2000 Growth Index                               66.04%                     -16.24%                     39.08%
Relative                                               -19.27%                      21.45%                     15.34%

n/i Growth Fund                                         60.15%                       1.85%                     63.11%
Russell 2500 Growth Index                               75.38%                     -10.98%                     56.13%
Relative                                               -15.23%                      12.83%                      6.98%

n/i Mid Cap Fund                                        10.66%                      17.12%                     29.61%
S&P MidCap 400 Index                                    18.09%                      18.34%                     39.75%
Russell Midcap Index                                    17.77%                       9.39%                     28.83%
Relative to S&P MidCap 400 Index                        -7.43%                      -1.22%                    -10.14%
Relative to Russell Midcap Index                        -7.11%                       7.73%                      0.78%

n/i Small Cap Value Fund                               -12.72%                      30.54%                     13.94%
Russell 2000 Value Index                                 2.82%                      10.57%                     13.70%
Relative                                               -15.54%                      19.97%                      0.24%

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The table above shows that three of our four funds were much better than their benchmarks over the last six months. Only our n/i Mid Cap Fund was unable to beat the return of its benchmark. This Fund's poor relative performance during the second half is surprising given that our three other funds performed so well. We believe the answer to this puzzle lies in the lucky reconstitution of the S&P MidCap 400 Index over the past several months. Standard & Poors has been reassigning some of the best-performing, suddenly large-cap, technology stocks from the S&P MidCap 400 Index to the S&P 500 Index because their capitalization has become too large to be "midcap". No sooner had S&P made these changes, however, that technology stocks began to underperform the market. As a result, the return of the S&P MidCap 400 Index vastly overstates the return of the average midcap stock. Over the last year, it appears to us that the return of the average midcap stock is better represented by the Russell Midcap Index, which is strictly based on capitalization and was not advantaged by a lucky reconstitution. In the prior table, note how the n/i Mid Cap Fund was successful in adding value relative to the Russell benchmark over the last six months.

The great relative success of three of our four funds during the second half of the fiscal year was due to the powerful resurgence of our Estrend(TM) and Fair Value models. The bubble in New Economy stocks popped in early March, as momentum investors looking for greater fools discovered that they were the greatest fools. The sudden resurgence of rational valuation measures made our earnings-based quantitative stock selection models uncommonly powerful. In the prior six months covering the first half of our fiscal year, price momentum overwhelmed our Estrend(TM) and Fair Value models. During that period we found that stocks went up only because they had been going up and not because they represented good value or improving fundamentals. When the momentum-driven market finally broke and rational measures reasserted themselves in early March, our stock-selection process became very effective again.

AVOIDING THE OTHER BUBBLE IN THE MARKET

Whereas the New Economy bubble may have popped, we believe that another bubble still exists in the market that has even more important implications for investors. In our opinion, this bubble permeates the market more broadly and it is the irrationality of institutional investors rather than the speculative excesses of day traders that has created this bubble. It appears to us that this second bubble is just beginning to deflate, so attempting to avoid it now can still be helpful to future returns. All of our Funds are positioned in an effort to reduce much of the risk of deflation of this second bubble.

In our opinion, the second bubble in the market is the extraordinary pricing premium currently enjoyed by the largest stocks. According to the consulting firm Russell/Mellon Analytical Services ("Russell/Mellon"), the largest fifty stocks in the U.S. market had an average forecast price-earnings ratio of 31.8 times next year's earnings as of August 31st. That is 22% higher than the average price-earnings ratio of the next largest 150 stocks and 47% higher than the average price-earnings ratio of stocks ranked 201 to 500 in capitalization.

The next chart plots the average price-earnings ratio of these three capitalization strata from December 1978 through August 2000. The chart reveals that the current pricing premium for the largest stocks is historically unprecedented and did not exist before 1998. Though not plotted on the chart, the average price-earnings ratio of even smaller stocks was essentially the same as that for stocks ranked 201 to 500 as of August 31st. Thus, today it is just the largest 200 stocks where prices stand out as overvalued compared to the rest of the market and the largest 50 stocks are especially expensive.

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                                    [GRAPH]
                              PLOT POINTS TO COME

We believe that the current large-cap pricing premium has been caused by a wave of indexing and index-centric ("enhanced-index") investing that has swept the market over the past five years. This fad became especially pronounced recently because the index had beaten most active managers for several years in a row (until this year). This created a self-fulfilling prophecy driven by two stimuli that continued to boost the performance of larger stocks over smaller. Neither stimuli were related to the intrinsic merit of larger stocks, which appeared richly priced compared to smaller throughout most of this period.

The first stimulus was the decision by both individual and institutional investors to index more of their assets, following years of poor relative performance by active managers. This created selling pressure in stocks not included in the S&P 500 Index and buying pressure for the largest stocks within the S&P 500 Index, which had to be bought to create the proper index exposure.

The second and subtler stimulus was the terrific pressure felt by active managers to buy the largest stocks to make their portfolios more like the index. Although their analyses usually found smaller stocks to offer better value, we believe active managers felt great pressure to buy the largest stocks because these stocks were outperforming and because such stocks comprise a huge share of the benchmark. Russell/Mellon calculates that the largest 50 stocks in the S&P 500 Index comprised 61% of its capitalization as of August 31st. In our opinion, the risk of not owning more than half of your benchmark is too great for most active managers to bear, especially after several years of losing to the benchmark because of the stronger performance of the largest stocks. Thus active managers have felt terrific pressure to buy these largest stocks so as not to risk being too different than their benchmark.

It appears that today too many institutional investors view risk as the difference between their portfolio and the benchmark. This definition of risk has been especially resonant recently because the market has been so narrow and so favorable for the largest stocks. In our opinion, institutional investors perceive risk as their career risk of being fired should they underperform their benchmark. Thus they lose sight that the real risk to the owners of the capital is the loss of money. Today, valuation measures suggest that the risk of loss is much greater in the largest cap stocks. But it appears to us that institutional investors buy these stocks because they are large and "safe", not because they offer better return potential.

                                       4
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Now there are signs that this perceived bubble in large-cap stocks is beginning to deflate. The return of the large-cap S&P 500 Index for the year 2000 through August 31st is just +4.0%, whereas the S&P MidCap Index has returned +22.7% and the Russell Midcap Index has provided +13.9%. Underlying the differential in returns of these indices has been the impact of stock price corrections of some of America's premier companies. Some of the largest stocks in the U.S. market, stocks that must be bought by investors who copy the index, have been hammered this year. Consider the returns of these must-have stocks through August 31st:
Microsoft (-40%), Coca-Cola (-10%), Gillette (-27%), Verizon (-29%), Lucent (-44%) and Walmart (-31%). These stocks should be bought for an index portfolio because they are among the largest stocks in the U.S. market and they represent the cream of American enterprise. Thus they appear "safe" to institutional investors, but they have been lousy investments, because their prices were too high.

Because there is an intrinsic validity to the long-term case for indexing and because so many institutional investors are concerned about short-term relative performance, we expect that it will take several years for the large-cap bubble to deflate. As a result, we foresee several years of superior performance by active managers who construct portfolios containing smaller stocks with more attractive valuation ratios. We expect that only after several years of superior performance by active managers will many investors allocate more of their assets to active management and the large-cap bubble will be fully deflated.

We perceive that there are some terrific implications of this forecast over the next several years and they all suggest that, in our opinion, an investor should increase his exposure to smaller stocks. If the large-cap bubble were to deflate by the largest 200 stocks dropping to the price-earnings ratio of the next largest 300 stocks, then the S&P 500 Index as a whole would decline by 24% relative to the average midcap stock. This is because the largest 200 stocks comprise 86% capitalization of the S&P 500 Index. If the bubble were to contract by the midcap stocks (capitalization rankings 201 - 1000 according to Russell/Mellon) climbing to the average price-earnings multiple of the largest 50 stocks, then these 800 midcap stocks would outperform the S&P 500 Index by about 37%. Even the second-tier, larger 150 stocks (those just below the largest
50) would outperform the S&P 500 Index by 10% if their price to earnings ratio climbed to that of the largest 50. If there is a large-cap pricing bubble, as we believe, and it deflates, as we expect, active managers could produce terrific performance relative to the S&P 500 Index over the next several years.

We are optimistic that all four of our Funds could enjoy a substantial return advantage relative to the S&P 500 Index if this bubble deflates, as we expect. (Of course, there is no guarantee that we will be right in our forecast.) If one accepts our premise, our funds could fare better because they have almost no exposure to these most expensive, largest 50 stocks.

THE CONTINUING POWER OF EARNINGS ESTIMATE REVISIONS

I founded Numeric Investors in 1989 based upon my experience and knowledge of stock selection techniques utilizing estimate revisions, going back to 1981. In the mid-1980's, this was a novel technique even to sophisticated institutional investors; only a few "quants" understood the potential of this analysis. Even in 1990, when I presented a paper describing the technique to the Institute for Quantitative Research in Finance, most quants were unaware of the importance of measuring changes in expectations.

Use of estimate revisions (the Estrend(TM) model) attempts to capture trends in earnings estimate revisions. The model exploits the fact that both estimates and returns tend to under-react to news in the medium term. By forecasting the stocks most likely to continue an earnings trend, we also forecast those that will likely experience excess returns. The Estrend(TM) model is the primary driver in the n/i Micro Cap and Growth Funds, receives approximately equal weight in the n/i Mid Cap Fund and minimal weight in the n/i Small Cap Value Fund.

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Today the technique is understood by most quantitative investors and applied by many. Several data services collect earnings estimates from all of the brokerage houses, measure their changes, and publish rankings of stocks with changing estimates. The Wall Street Journal and other sources report yesterday's "earnings surprises", between the forecast and actual quarterly earnings announcements of companies that reported yesterday.

Market efficiency would suggest that the technique of estimate revisions should no longer be effective with so many people pursuing it. Indeed the market's reaction to new earnings information has shifted, so our Estrend(TM) model that measures and exploits revisions has had to adapt. But we believe the technique continues to be a powerful source of excess returns. And our recent work developing new investment strategies for the European and Japanese markets (alas just for institutional investors thus far) we believe has confirmed that earnings revisions techniques are powerful in non-U.S. markets as well. In the following paragraphs, we discuss how these techniques work and how we have adapted the Estrend(TM) model to preserve its power in a market that is becoming ever more efficient, especially as it relates to estimate revisions.

WHY DOES ESTREND(TM) WORK?

Estrend(TM) (our name for our earnings estimate revisions model) works because, we believe in the long term, the value of a stock is determined by its forecast earnings power, in the future. Said differently, prices are set by forecast earnings. One company with ten times the forecast earnings per share of another company should have a share price ten times greater, other things being equal. Let's agree that other things are never equal but focus our discussion instead on the impact of changing expectations. If two companies today are forecast to have earnings of X and 2X, but through time the market discovers that the two companies will produce earnings of X and 4X, then the price of the second company, with 4X actual earnings, should double relative to its earlier price. The company whose earnings remain X should remain constant. Again, we acknowledge that the market is a noisy place and prices don't remain constant, but the company whose earnings expectation have doubled should perform better than the company whose earnings expectations have held constant. Indeed academic research going back thirty years shows that differences in long-term stock returns are determined more by differences in realized long-term earnings growth than any other measure. Forget about New Economy and Old Economy. Just follow the money!

The problem in following the money is that it requires an accurate forecast of which companies will grow their earnings and which will not. And it's very difficult to forecast the economy, the market, or a company's earnings with certainty, accuracy and consistency. Security analysts are smart, dedicated, and very well paid, but they are wrong all too often. One would need an army of analysts to make accurate earnings forecasts covering a broad universe of stocks, and the larger the army the greater the probability that some of your analysts' forecasts would be inaccurate.

Instead of trying to forecast the earnings by diligently analyzing each company, Numeric and many other quant shops utilize the earnings estimates prepared by brokerage-house analysts. The precise accuracy of these forecasts is not important because the Estrend(TM) model measures how the forecast has changed. Our model identifies stocks that have recently experienced stronger earnings revisions than other stocks within a sector or industry, in the belief that stronger revisions are likely to continue for awhile.

The second reason that Estrend(TM) works is that earnings revisions form trends. First, the economy shifts gradually and the fortunes of companies tend to evolve slowly and with uncertainty. Analysts attempting to forecast a company's earnings are watching both the company's market (which is influenced by the economy) and the competitive position of the company's products within its market. Then they must determine how these outside influences wash through the company's income statement. In our experience, estimates tend to be changed gradually, and more than once in the same direction, because the future emerges gradually and because the linkages between a company's market and its profits have many moving parts.

                                        6
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In our opinion, the second reason estimate revisions form trends has to do with human nature and the unique situation of security analysts. Analysts make several, repetitive revisions in the same direction because it is human nature to forecast the future as only a little different than today. If the average person were asked to forecast the level of the Dow, the yen, inflation, or even the weather, their thought process is to reference the current level and change it somewhat depending on their view of trends. Thus, in our opinion, forecasts tend not to incorporate sufficient change from the current levels, when compared to the realized number. The unique situation of security analysts exacerbates this all-too-human tendency to be conservative when making forecasts of change. Because a security analysts' reputation is paramount for their career success, they never want to be conspicuously wrong. Thus they never want to overestimate a change and need to recant, nor do they want to stand out too far from their peers. So it appears to us that they have an even greater-than-normal tendency to be conservative in their revisions and to make frequent adjustments to their estimates to gradually change their forecasts.

The tendency of estimates to be revised in small increments, in the same direction, gives Estrend(TM) its ability to add value. Given our assessment that prices move with revised earnings expectations and that estimates are revised in trends, we believe it is possible to identify revisions trends early, invest with the trends, and profit from the trends as they continue. In its early configuration, the Estrend(TM) model measured changes in the average estimate, changes in the highest and lowest estimates, and calculated a diffusion index equal to the net percentage of estimates that were revised up versus down. Summary data was collected on a company-wide level and was refreshed weekly. Earnings surprises were analyzed to see if they would forecast how analysts' estimates would be revised subsequently.

PROFITING FROM ESTIMATE REVISIONS IN AN INFORMATIONALLY MORE EFFICIENT MARKET

Given that the estimate revisions phenomenon is well understood by many practitioners and many investment managers have their own estimate revisions models, the techniques to profit from this inefficiency have necessarily become faster, more refined, and more subtle. Today, Numeric separately downloads each individual analyst's estimate, for every stock that we follow, every night. During the trading day when revised estimates are published, we capture the analyst's estimate intraday. By tracking individual estimates, we know which estimates are most recent (and therefore usually more influential and made with the advantage of the freshest information). We can take averages of these more recent estimates to calculate a better-informed consensus forecast and to cluster estimates around news events, to see who is responding and who is not. And we believe we can respond more profitably to earnings surprise.

As recently as a few years ago, researchers believed that responding as soon as possible to an earnings surprise could generate excess returns. Today many investors are conscious of earnings surprises and respond to them immediately. It appears to us that this causes an abrupt price response as everyone wants to buy or sell. Our analysis of market response to surprises over the past seven years suggests that this immediate price reaction often overshoots and then falls back over the following month. It has been our experience that most of the response to surprise occurs before the announcement, when investors using earnings revisions anticipate the next surprise by investing with the most recent revisions. Today we believe that the best way to use earnings surprise is as a conditioning event, that is a signal that tells us to ignore analysts' revisions before the event and incorporate only those following the event. We have found that a good way to profit from earnings revisions is to trade ten days after the earnings surprise, when analysts have all adjusted their forecasts in light of the surprise and the stock's price has corrected any overshoot from the announcement itself. It appears that most of the profit from an estimate revisions signal occurs in the weeks leading up to the next surprise, as investors position themselves to profit from the next post-surprise run-up.

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By analyzing much more data much more rapidly, we believe Numeric has been able to maintain its ability to add value with the estimate-revisions phenomenon. In addition, we have adjusted our reaction to reflect the presence of other investors trying to profit from the same inefficiency. Recall Maynard Keynes' metaphor for the stock market, in which newspaper readers tried to guess which beautiful girl the other readers would judge to be most beautiful. Absolute beauty was less important than others' perception of beauty, and so it is with stocks, said Lord Keynes. In our opinion, today's informed response to earnings revisions requires that the investor respond not just to the surprise and the earnings revisions, but also to the other investors who are themselves trying to profit from the same stimuli.

Will the estimate revisions inefficiency permit us to continue to generate excess returns with Estrend(TM)? Our answer is a guarded yes, at least for the foreseeable future, provided that we can continue to innovate in our analysis and implementation. We believe earnings will always set price (or the capital markets will fail in their purpose) and earnings will always be difficult to forecast. Thus forecasts will continue to change and prices will follow earnings. The challenge to the continued use of this estimates revisions inefficiency stems from its discovery and overuse by other investors. Provided that we continue to correctly adjust our response to anticipate the response of others, and restrict the amount of assets we manage to preserve our ability to adjust positions rapidly, we are optimistic that Estrend(TM) can continue to enhance returns.

THE COMING TRANSITION TO PERFORMANCE FEES AND WHAT IT MEANS TO YOU

Beginning January 1, 2001, three of our four mutual funds will be charged an investment advisory fee that will vary depending on the investment success of each mutual fund over the prior twelve months. You may recall that this change from "Fixed Fees" to "Performance Fees" was approved by shareholders in 1999, to take effect starting next year. Shareholders of three of the four funds approved this change. The n/i Micro Cap Fund remains on a fixed investment advisory fee because shareholders in this fund declined to vote in favor of the change.

We are writing about this topic again to clarify how this change will work and (hopefully) to make you enthusiastic about this change. Performance fees are an arcane topic. The range of possible outcomes resulting from the performance fee structure is dwarfed by the volatility of the market and fluctuations in the value added that we hope will be provided by our quantitative investment process. Thus, we do not believe performance fees directly impact the success of your investment in a large way.

Indirectly however, performance fees are an important component of your success as an investor because they change the relationship between you and Numeric, your Funds' investment adviser. Performance fees change how Numeric is paid and therefore they influence how Numeric manages the Funds' investments. We believe that performance fees are in the investor's interests because Numeric earns more for generating higher investment returns rather than just for growing the assets under its management. Numeric firmly believes that size is the enemy of the investor because greater transaction costs are borne when portfolio size increases. Numeric is committed to keeping the assets under management in our strategies at small, manageable levels.

We thank you for your continued support and look forward to working with you in the future.

Sincerely,

/s/ Langdon B. Wheeler

Langdon B. Wheeler, CFA
President
Numeric Investors L.P.(R)

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                          [LOGO OF NUMERIC INVESTORS]

                                 Micro Cap Fund
             Comparison of Change in Value of $10,000 Investment in n/i numeric investors Micro Cap Fund(1)(2) vs. Russell 2000 Growth Index

                                    [GRAPH]

                Micro Cap Fund           Russell 2000 Growth Index
         6/3/96                   10,000                     10,000
        8/31/96                    9,725                      8,816
       11/30/96                   11,392                      9,117
        2/28/97                   11,426                      8,952
        5/31/97                   12,194                      9,459
        8/31/97                   15,405                     10,589
       11/30/97                   15,547                     10,491
        2/28/98                   16,354                     11,272
        5/31/98                   16,189                     10,958
        8/31/98                   12,210                      7,804
       11/30/98                   16,225                      9,745
        2/28/99                   16,109                     10,089
        5/31/99                   17,559                     11,373
        8/31/99                   19,058                     11,168
       11/30/99                   20,975                     12,909
        2/29/00                   27,971                     18,544
        5/31/00                   24,620                     13,612
        8/31/00                   29,429                     15,532

   Micro Cap Fund                      $ 29,429
   Russell 2000 Growth Index           $ 15,532

                                  Total Returns

                                   One Year Ended    Average
                                   August 31, 2000   Annual(3)

   Micro Cap Fund                        54.42%       28.92%
   Russell 2000 Growth Index             39.08%       10.93%

(1) The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects Fund expenses. Investors should note that the Fund is an aggressively managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment.

(2) Numeric Investors L.P.(R) waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, as necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) For the period June 3, 1996 (commencement of operations) through August 31, 2000.

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                          [LOGO OF NUMERIC INVESTORS]

                                  Growth Fund
            Comparison of Change in Value of $10,000 Investment in n/i numeric investors Growth Fund(1)(2) vs. Russell 2500 Growth Index

                                    [GRAPH]

                Growth Fund                          Russell 2500 Growth Index
         6/3/96                   10,000                     10,000
        8/31/96                    9,867                      9,144
       11/30/96                   10,925                      9,673
        2/28/97                   10,575                      9,572
        5/31/97                   11,384                     10,060
        8/31/97                   13,585                     11,327
       11/30/97                   13,402                     11,196
        2/28/98                   13,754                     11,954
        5/31/98                   13,112                     11,707
        8/31/98                    9,641                      8,434
       11/30/98                   11,931                     10,490
        2/28/99                   12,040                     10,873
        5/31/99                   13,385                     12,414
        8/31/99                   14,731                     12,739
       11/30/99                   16,999                     15,044
        2/29/00                   23,591                     22,342
        5/31/00                   20,133                     16,929
        8/31/00                   24,027                     19,890


   Growth Fund                         $ 24,027

   Russell 2500 Growth Index           $ 19,890


     Total Returns
                               One Year Ended  Average
                               August 31, 2000 Annual(3)

   Growth Fund                           63.11%   22.91%
   Russell 2500 Growth Index             56.13%   17.58%

(1) The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects Fund expenses. Investors should note that the Fund is an aggressively managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment.
(2) Numeric Investors L.P.(R) waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, as necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) For the period June 3, 1996 (commencement of operations) through August 31, 2000.

                          [LOGO OF NUMERIC INVESTORS]

                                  Mid Cap Fund
             Comparison of Change in Value of $10,000 Investment in
       n/i numeric investors Mid Cap Fund(1)(2) vs. S&P MidCap 400 Index

                                    [GRAPH]

                              Mid Cap Fund            S&P MidCap 400 Index
         6/3/96                   10,000                     10,000
        8/31/96                    9,633                      9,713
       11/30/96                   11,158                     10,738
        2/28/97                   11,334                     11,062
        5/31/97                   12,397                     11,815
        8/31/97                   14,364                     13,333
       11/30/97                   14,732                     13,688
        2/28/98                   16,232                     15,104
        5/31/98                   16,685                     15,350
        8/31/98                   13,076                     12,084
       11/30/98                   15,492                     15,109
        2/28/99                   16,128                     15,421
        5/31/99                   18,003                     17,177
        8/31/99                   18,518                     17,105
       11/30/99                   19,355                     18,336
        2/29/00                   20,492                     20,199
        5/31/00                   21,665                     20,862
        8/31/00                   24,000                     23,903


   Mid Cap Fund                        $ 24,000

   S&P MidCap 400 Index                $ 23,903


                                 Total Returns
                                One Year Ended      Average
                               August 31, 2000      Annual(3)
                               ---------------      ---------
   Mid Cap Fund                     29.61%            22.88%
   S&P MidCap 400 Index             39.75%            22.78%

(1) The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects Fund expenses. Investors should note that the Fund is an aggressively managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment.
(2) Numeric Investors L.P.(R) waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, as necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) For the period June 3, 1996 (commencement of operations) through August 31, 2000.

                          [LOGO OF NUMERIC INVESTORS]

                             Small Cap Value Fund
            Comparison of Change in Value of $10,000 Investment in n/i numeric investors Small Cap Value Fund(1)(2) vs. Russell 2000 Value Index

                                    [GRAPH]

                Small Cap Value Fund           Russell 2000 Value Index
       11/30/98                   10,000                     10,000
       12/31/98                   10,308                     10,314
        1/31/99                   10,000                     10,080
        2/28/99                    9,383                      9,391
        3/31/99                    9,250                      9,384
        4/30/99                   10,383                     10,240
        5/31/99                   10,867                     10,555
        6/30/99                   11,292                     10,937
        7/31/99                   11,242                     10,678
        8/31/99                   10,717                     10,287
        9/30/99                   10,192                     10,082
       10/31/99                   10,139                      9,880
       11/30/99                   10,044                      9,931
       12/31/99                   10,243                     10,236
        1/31/00                    9,515                      9,968
        2/29/00                    9,354                     10,577
        3/31/00                   10,451                     10,627
        4/30/00                   10,640                     10,690
        5/31/00                   10,773                     10,526
        6/30/00                   10,811                     10,833
        7/31/00                   11,293                     11,194
        8/31/00                   12,210                     12,217

   Small Cap Value Fund               $  12,210

   Russell 2000 Value Index           $  12,217

                                Total Returns
                                One Year Ended     Average
                                August 31, 2000   Annual(3)
                                ---------------   ---------
   Small Cap Value Fund               13.94%        12.04%
   Russell 2000 Value Index           13.70%        12.08%
----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects Fund expenses. Investors should note that the Fund is an aggressively managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment.
(2) Numeric Investors L.P.(R) waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, as necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) For the period November 30, 1998 (commencement of operations) through August 31, 2000.

                          [LOGO OF NUMERIC INVESTORS]

                                Micro Cap Fund
                           Portfolio of Investments
                                August 31, 2000

--------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                                (NOTE 1)
--------------------------------------------------------------------------------
           Common Stocks--99.2%
           Advertising--0.8%
  15,500   ADVO, Inc.*..........................................     $  634,531
  16,400   Penton Media, Inc....................................        513,525
                                                                   ------------
                                                                      1,148,056
                                                                   ------------
           Aerospace--0.6%
  28,550   REMEC, Inc.*/**......................................        813,675
                                                                   ------------
           Amusement & Recreational Services--0.4%
  21,600   Polaris Industries Inc...............................        737,100
                                                                   ------------
           Automobile Parts & Equipment--0.8%
  24,400   American Axle & Manufacturing Holdings,
             Inc.*..............................................        350,750
  72,100   Sonic Automotive, Inc.*..............................        761,556
                                                                   ------------
                                                                      1,112,306
                                                                   ------------
           Automobile Rentals--1.2%
  46,500   Dollar Thrifty Automotive Group, Inc.*...............      1,052,062
  16,500   Rent-A-Center, Inc.*/**..............................        543,469
                                                                   ------------
                                                                      1,595,531
                                                                   ------------
           Banks--2.0%
  35,300   East West Bancorp, Inc.**............................        602,306
  30,600   GBC Bancorp..........................................      1,158,975
  40,700   Hamilton Bancorp, Inc.*..............................        605,412
  12,600   Southwest Bancorporation of Texas,
             Inc.*/**...........................................        366,187
                                                                   ------------
                                                                      2,732,880
                                                                   ------------
           Beverages--0.6%
  15,000   Canandaigua Brands, Inc., Class A*...................        808,125
                                                                   ------------
           Biotech--4.0%
   6,600   Aurora Biosciences Corp.*............................        451,275
   4,600   Aviron*/**...........................................        207,000
  14,700   Corixa Corp.*........................................        752,456
   9,500   CuraGen Corp.*/**....................................        421,563
   2,900   CV Therapeutics, Inc.*/**............................        217,500
   3,200   Digene Corp*.........................................        127,400
   9,600   Diversa Corp.*/**....................................        273,600
   3,800   Enzo Biochem, Inc.*..................................        228,000
  11,300   Enzon, Inc.*.........................................        687,888
   4,200   Inhale Therapeutic Systems, Inc.*/**.................        212,100
   2,400   Invitrogen Corp.*/**.................................        151,500
  16,700   Ligand Pharmaceuticals, Inc., Class B*...............        217,100
   2,300   Myriad Genetics, Inc.*...............................        321,713
   5,000   Neose Technologies, Inc.*............................        205,000
   3,200   Neurocrine Biosciences, Inc.*/**.....................        132,400

Biotech--(continued)
   9,400   Pharmacopeia, Inc.*..................................   $    394,213
  19,400   Texas Biotechnology Corp.*...........................        341,925
                                                                   ------------
                                                                      5,342,633
                                                                   ------------
           Building Supplies--1.0%
  47,200   Hughes Supply, Inc...................................      1,005,360
  12,500   Trex Co., Inc.*/**...................................        387,500
                                                                   ------------
                                                                      1,392,860
                                                                   ------------
           Business Services--2.3%
  22,000   Cognizant Technology Solutions Corp.*/**.............        940,500
   3,500   Forrester Research, Inc.*............................        213,937
  24,700   F.Y.I., Inc.*........................................        963,300
  39,500   InterCept Group, Inc. (The)*.........................        918,375
                                                                   ------------
                                                                      3,036,112
                                                                   ------------
           Chemicals - Diversified--0.1%
   2,500   Cabot Microelectronics Corp.*........................        145,937
                                                                   ------------
           Chemicals - Specialty--0.3%
   9,300   TETRA Technologies, Inc.*............................        126,713
  38,200   W.R. Grace & Co.*....................................        303,212
                                                                   ------------
                                                                        429,925
                                                                   ------------
           Commercial Services--1.2%
  37,700   Actrade Financial Technologies, Ltd.*/**.............      1,295,937
   2,500   Plexus Corp.*........................................        386,875
                                                                   ------------
                                                                      1,682,812
                                                                   ------------
           Computer Components--0.1%
   7,400   T/R Systems, Inc.*...................................        122,100
                                                                   ------------
           Computer Data Security--0.5%
  16,800   Rainbow Technologies, Inc.*..........................        665,700
                                                                   ------------
           Computer Networking Products--2.5%
  65,900   Computer Network Technology Corp.*...................      1,318,000
  22,700   JNI Corp.*/**........................................      1,523,737
  21,200   OTG Software, Inc.*/**...............................        474,350
                                                                   ------------
                                                                      3,316,087
                                                                   ------------
           Computer Services--1.9%
  17,500   FactSet Research Systems Inc.........................        598,281
   6,800   Pomeroy Computer Resources, Inc.*....................        158,100
  32,000   Tanning Technology Corp.*............................        522,000
  63,100   Zomax Inc.*/**.......................................      1,226,506
                                                                   ------------
                                                                      2,504,887
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

                          [LOGO OF NUMERIC INVESTORS]

                                Micro Cap Fund
                     Portfolio of Investments (continued)
                                August 31, 2000

--------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------------------------------------------------------------------------------
           Computer Software--7.5%
  10,800   Apropos Technology, Inc.*............................   $    137,700
  13,500   Aspen Technology, Inc.*..............................        620,156
  14,200   BARRA, Inc.*.........................................        818,275
  29,100   Broadbase Software, Inc.*............................        609,281
  34,900   Caminus Corp.*.......................................        588,937
  31,500   Dendrite International, Inc.*........................        836,719
  12,900   Documentum, Inc.*/**.................................        923,156
   7,700   DSET Corp.*..........................................        208,381
  12,800   Embarcadero Technologies, Inc*.......................        537,600
  17,400   MapInfo Corp.*.......................................        722,100
  28,400   McAfee.com Corp.*....................................        747,275
   4,200   NetIQ Corp.*.........................................        237,300
  17,400   NetScout Systems, Inc.*..............................        255,562
   6,700   ONYX Software Corp.*.................................        152,006
  36,700   Quintus Corp.*/**....................................        479,394
  13,900   Radiant Systems, Inc.*...............................        238,038
  19,600   SERENA Software, Inc.*...............................        862,400
   9,000   SilverStream Software, Inc.*.........................        312,750
  17,900   Verity, Inc.*........................................        818,925
                                                                   ------------
                                                                     10,105,955
                                                                   ------------
           Consumer Products--0.7%
  23,800   Salton, Inc.*/**.....................................        895,475
                                                                   ------------
           Electrical Equipment--0.9%
 103,500   General Cable Corp...................................        866,813
  11,400   SatCon Technology Corp.*.............................        394,725
                                                                   ------------
                                                                      1,261,538
                                                                   ------------
           Electronic Components & Accessories--7.1%
  21,800   Advanced Energy Industries, Inc.*/**.................      1,245,325
   3,200   Asyst Technologies, Inc.*............................         83,800
  12,300   C&D Technologies, Inc................................        679,575
  17,200   DSP Group, Inc.*.....................................        795,500
  19,300   Electro Scientific Industries, Inc.*.................        794,919
   3,400   Exar Corp.*..........................................        410,125
  49,900   General Semiconductor, Inc.*/**......................        726,669
  18,000   Helix Technology Corp................................        681,750
   4,200   inSilicon Corp.*.....................................         85,575
  22,100   Integrated Measurement Systems, Inc.*................        395,037
   5,000   Jaco Electronics, Inc.*..............................         91,328
  22,200   Merix Corp.*.........................................      1,076,700
  23,100   Park Electrochemical Corp............................        928,331
   9,000   Technitrol, Inc......................................      1,147,500
  25,600   TelCom Semiconductor, Inc.*..........................        446,400
                                                                   ------------
                                                                      9,588,534
                                                                   ------------

           Electronics--0.5%
   6,600   Applied Films Corp.*.................................   $    229,350
  21,300   Audiovox Corp.*......................................        386,062
                                                                   ------------
                                                                        615,412
                                                                   ------------
           Electronics - Instruments--2.5%
   5,100   BEI Technologies, Inc................................        291,656
  31,600   FEI Co.*/**..........................................        951,950
  20,100   Measurement Specialties, Inc.*.......................        782,644
   9,500   Photon Dynamics, Inc.*...............................        445,906
  23,000   Trimble Navigation Ltd.*.............................        955,937
                                                                   ------------
                                                                      3,428,093
                                                                   ------------
           Environmental Services--1.2%
  31,000   Tetra Tech, Inc.*/**.................................        840,875
  35,300   Waste Connections, Inc.*.............................        820,725
                                                                   ------------
                                                                      1,661,600
                                                                   ------------
           Financial Services--2.8%
  55,700   Doral Financial Corp.................................        828,537
   8,000   Gabelli Asset Management Inc.*.......................        241,000
  35,000   Heller Financial, Inc................................        870,625
  28,100   LaBranche & Co. Inc.*/**.............................        846,512
  26,750   Metris Companies Inc.................................        961,328
                                                                   ------------
                                                                      3,748,002
                                                                   ------------
           Food & Agriculture--0.9%
  31,500   Performance Food Group Co.*..........................      1,169,438
                                                                   ------------
           Generic Pharmaceuticals & Distribution--1.3%
  14,300   Alpharma Inc., Class A**.............................        809,738
  34,900   Bindley Western Industries, Inc.**...................      1,005,556
                                                                   ------------
                                                                      1,815,294
                                                                   ------------
           Health Care--1.4%
  41,100   Advance Paradigm, Inc.*/**...........................      1,094,288
  22,300   Orthodontic Centers of America, Inc.*/**.............        730,325
                                                                   ------------
                                                                      1,824,613
                                                                   ------------
           Hospitals--1.3%
  19,200   LifePoint Hospitals, Inc.*...........................        578,400
  30,400   RehabCare Group, Inc.*/**............................      1,136,200
                                                                   ------------
                                                                      1,714,600
                                                                   ------------
           Internet Content--0.5%
  12,800   Lante Corp.*.........................................        120,000
  18,800   LookSmart, Ltd.*/**..................................        314,900
  27,000   Rare Medium Group, Inc.*.............................        270,000
                                                                   ------------
                                                                        704,900
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

                          [LOGO OF NUMERIC INVESTORS]

                                Micro Cap Fund
                     Portfolio of Investments (continued)
                                August 31, 2000

--------------------------------------------------------------------------------
                                                                        VALUE
 Shares                                                                (NOTE 1)
--------------------------------------------------------------------------------
           Internet Software--3.8%
  23,400   AGENCY.COM Inc.*.....................................   $    560,137
   4,200   Allaire Corp.*.......................................        142,537
   4,100   AppNet, Inc.*........................................        202,694
  59,600   Centra Software, Inc.*/**............................        547,575
  25,600   Clarus Corp.*........................................      1,548,800
   9,200   Extensity, Inc.*.....................................        207,000
   2,000   FirePond, Inc.*......................................         41,750
   6,400   Interwoven, Inc.*....................................        614,400
   3,200   IntraNet Solutions, Inc.*............................        145,000
  11,400   Keynote Systems, Inc.*...............................        344,850
  15,100   WatchGuard Technologies, Inc.*.......................        741,787
                                                                   ------------
                                                                      5,096,530
                                                                   ------------
           Laboratory Analytical Instruments--1.7%
  27,950   CyberOptics Corp.*...................................        810,550
  25,000   Nanometrics Inc.*/**.................................      1,243,750
   5,800   Varian Inc.*.........................................        282,750
                                                                   ------------
                                                                      2,337,050
                                                                   ------------
           Leisure & Entertainment--0.8%
   6,200   Hotel Reservations Network, Inc.,
             Class A*...........................................        218,163
  50,900   Topps Co., Inc. (The)*...............................        400,838
  24,700   WMS Industries, Inc.*................................        395,200
                                                                   ------------
                                                                      1,014,201
                                                                   ------------
           Medical Instruments & Supplies--5.9%
  41,300   ADAC Laboratories*...................................        924,088
   8,000   ArthroCare Corp.*....................................        356,000
  23,300   Biosite Diagnostics, Inc.*/**........................      1,620,806
  22,100   Candela Corp.*/**....................................        290,063
  10,500   Edwards Lifesciences Corp.*..........................        275,625
  53,100   Endocare, Inc.*......................................        932,569
  38,000   ICU Medical, Inc.*...................................        890,625
   6,800   INAMED Corp.*/**.....................................        222,275
  35,100   Inverness Medical Technology, Inc.*/**...............        647,156
  23,100   PolyMedica Corp.*/**.................................        820,050
  20,400   SurModics, Inc.*.....................................        928,200
                                                                   ------------
                                                                      7,907,457
                                                                   ------------
           Multimedia/Publishing--0.3%
  12,600   Martha Stewart Living Omnimedia, Inc.,
             Class A*/**........................................        425,250
                                                                   ------------

           Office & Business Equipment--0.2%
   8,200   United Stationers Inc.*/**...........................        265,988
                                                                   ------------
           Oil & Gas Field Exploration--0.7%
  11,000   Basin Exploration, Inc.*/**..........................        220,000
  10,800   Offshore Logistics, Inc.*............................        187,650
  18,400   Pennaco Energy, Inc.*................................        289,800
   8,200   Spinnaker Exploration Co.*...........................        298,275
                                                                   ------------
                                                                        995,725
                                                                   ------------
           Oil Equipment & Services--2.0%
  45,300   Horizon Offshore, Inc.*..............................        843,712
  14,100   Lone Star Technologies, Inc.*........................        708,525
  27,200   Patterson Energy, Inc.*..............................        853,400
  12,500   Superior Energy Services, Inc.*......................        137,500
   7,600   Vintage Petroleum, Inc...............................        159,600
                                                                   ------------
                                                                      2,702,737
                                                                   ------------
           Optical Instruments & Lenses--1.1%
  37,200   1-800 CONTACTS, INC.*/**.............................      1,494,975
                                                                   ------------
           Pharmaceuticals--2.9%
  29,200   Albany Molecular Research, Inc.*/**..................      1,043,900
   6,900   Dura Pharmaceuticals, Inc.*..........................        190,181
  18,100   GelTex Pharmaceuticals, Inc.*........................        733,333
  21,200   Noven Pharmaceuticals, Inc.*.........................        890,400
  27,400   Syncor International Corp.*..........................      1,096,000
                                                                   ------------
                                                                      3,953,814
                                                                   ------------
           Publishing--0.4%
  17,600   Information Holdings Inc.*...........................        565,400
                                                                   ------------
           Recreational--0.3%
  11,500   SCP Pool Corp.*......................................        337,094
                                                                   ------------
           Residential Construction--0.9%
  24,100   M.D.C. Holdings, Inc.................................        604,006
  40,400   Standard Pacific Corp................................        664,075
                                                                   ------------
                                                                      1,268,081
                                                                   ------------
           Restaurants--0.5%
  15,400   Panera Bread Co., Class A*...........................        246,400
  14,100   RARE Hospitality International, Inc.*................        396,563
                                                                   ------------
                                                                        642,963
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

                          [LOGO OF NUMERIC INVESTORS]

                                Micro Cap Fund
                     Portfolio of Investments (continued)
                                August 31, 2000

--------------------------------------------------------------------------------
                                                                       VALUE
 Shares                                                              (NOTE 1)
--------------------------------------------------------------------------------
           Retail - Catalog & Mail Order Houses--0.8%
   8,800   Coldwater Creek Inc.*................................   $    281,600
  38,100   Sharper Image Corp.*.................................        762,000
                                                                   ------------
                                                                      1,043,600
                                                                   ------------
           Retail - Computer Equipment--0.9%
  18,475   PC Connection, Inc.*/**..............................      1,196,256
                                                                   ------------
           Retail - Family Clothing Stores--0.6%
  22,100   Factory 2-U Stores Inc.*/**..........................        763,831
                                                                   ------------
           Retail - Specialty--1.7%
  59,800   Haverty Furniture Co., Inc...........................        691,438
  30,800   Hot Topic, Inc.*/**..................................        872,025
   8,500   Michaels Stores, Inc.*/**............................        297,500
  14,700   Musicland Stores Corp.*..............................        104,738
   7,400   Tweeter Home Entertainment Group,
             Inc.*/**...........................................        265,938
                                                                   ------------
                                                                      2,231,639
                                                                   ------------
           Retail - Specialty Apparel--3.9%
  37,000   Chico's FAS, Inc.*/**................................      1,443,000
  24,100   Children's Place Retail Stores,
             Inc. (The)*/**.....................................        710,950
  40,100   Christopher & Banks Corp.*/**........................      1,423,550
  13,700   Gadzooks, Inc.*......................................        205,500
  13,600   Guess, Inc...........................................        308,550
  54,300   Wilsons, The Leather Experts, Inc.*..................      1,106,363
                                                                   ------------
                                                                      5,197,913
                                                                   ------------
           Savings & Loan Associations--0.3%
  11,400   Downey Financial Corp................................        381,900
                                                                   ------------
           Schools--1.9%
  32,000   Career Education Corp.*..............................      1,278,000
  24,000   Corinthian Colleges, Inc.*...........................      1,296,000
                                                                   ------------
                                                                      2,574,000
                                                                   ------------
           Semiconductors--4.4%
   5,800   Elantec Semiconductor, Inc*..........................        513,300
  59,300   ESS Technology, Inc.*................................      1,026,631
  36,200   Integrated Silicon Solution, Inc.*...................      1,063,375
  15,900   Kulicke and Soffa Industries, Inc.*..................        289,181
  38,300   Mattson Technology, Inc.*/**.........................        837,813
  26,500   Robotic Vision Systems, Inc.*........................        336,219
   3,000   Rudolph Technologies, Inc.*/**.......................        120,000
  24,400   SIPEX Corp.*.........................................      1,050,725
  11,400   Varian Semiconductor Equipment
             Associates, Inc.*..................................        651,225
                                                                   ------------
                                                                      5,888,469
                                                                   ------------
           Services - Employment Agencies--2.3%
   7,700   Administaff, Inc.*/**................................        627,550
  27,500   Hall, Kinion & Associates, Inc.*/**..................        907,500
  14,900   Heidrick & Struggles International, Inc.*/**.........        866,063
  33,400   HotJobs.com, Ltd.*...................................        636,688
                                                                   ------------
                                                                      3,037,801
                                                                   ------------
           Services - Health Care Management--1.0%
  26,600   Professional Detailing, Inc.*/**.....................      1,280,125
                                                                   ------------
           Telecommunications--1.7%
  68,500   Boston Communications Group, Inc.*...................        984,688
  13,000   Brooktrout Inc.*.....................................        442,000
  10,100   Lightbridge, Inc.*...................................        176,750
  26,800   RMH Teleservices, Inc.*/**...........................        643,200
                                                                   ------------
                                                                      2,246,638
                                                                   ------------
           Telecommunications Equipment--6.5%
   7,950   Anaren Microwave, Inc.*..............................        938,597
  18,200   Carrier Access Corp.*/**.............................        871,325
  58,800   Catapult Communications Corp.*.......................      1,058,400
  60,400   Comtech Telecommunications Corp.*....................      1,072,100
  42,000   Corsair Communications, Inc.*........................        462,000
  39,500   EMS Technologies, Inc.*..............................        678,906
  17,100   Metro One Telecommunications, Inc.*..................        230,850
  13,200   Plantronics, Inc.*...................................        659,175
  66,700   Somera Communications, Inc.*.........................        887,944
   7,800   Tollgrade Communications, Inc.*......................        867,263
   2,400   Tut Systems, Inc.*...................................        241,500
  48,600   Westell Technologies, Inc., Class A*/**..............        777,600
                                                                   ------------
                                                                      8,745,660
                                                                   ------------
           Tobacco--0.3%
  14,200   Universal Corp.......................................        367,425
                                                                   ------------
           Toys--0.6%
  42,700   JAKKS Pacific, Inc.*.................................        757,925
                                                                   ------------
           Transportation--0.5%
  41,500   American Freightways Corp.*..........................        682,156
                                                                   ------------
           Utilities--0.1%
  14,000   El Paso Electric Co.*................................        188,125
                                                                   ------------
           Wholesale - Drug Distribution--1.3%
  26,200   AmeriSource Health Corp., Class A*...................        910,450
  15,000   Priority Healthcare Corp., Class B*..................        866,250
                                                                   ------------
                                                                      1,776,700
                                                                   ------------
           Total Common Stocks
             (Cost $109,943,600)................................    133,487,608


The accompanying notes are an integral part of the financial statements.

                          [LOGO OF NUMERIC INVESTORS]

                                Micro Cap Fund
                     Portfolio of Investments (concluded)
                                August 31, 2000

--------------------------------------------------------------------------------
   PRINCIPAL                                                           VALUE
 AMOUNT (000's)                                                       (NOTE 1)
--------------------------------------------------------------------------------
           Repurchase Agreement--0.1%
  $   50   Bear, Stearns & Co. Inc.
             (Agreement dated 08/31/00 to be
             repurchased at $50,236)
             6.62%, 09/01/00
             (Cost $50,227) (Note 6)............................   $     50,227
                                                                   ------------
           Total Investments -- 99.3%
             (Cost $109,993,827)................................    133,537,835
                                                                   ------------
           Other Assets in Excess of
             Liabilities -- 0.7%................................        995,224
                                                                   ------------
           Net Assets -- 100.0%.................................   $134,533,059
                                                                   ============

----------------
 * Non-income producing.
** Security or a portion thereof is out on loan.

The accompanying notes are an integral part of the financial statements.

                          [LOGO OF NUMERIC INVESTORS]

                                  Growth Fund
                           Portfolio of Investments
                                August 31, 2000

--------------------------------------------------------------------------------
                                                                 VALUE
 Shares                                                         (NOTE 1)
--------------------------------------------------------------------------------
           Common Stocks--97.9%
           Advertising--0.6%
   7,800   ADVO, Inc.* ....................................   $  319,312
   5,200   Penton Media, Inc. .............................      162,825
                                                              ----------
                                                                 482,137
                                                              ----------
           Aerospace--0.8%
   3,800   L-3 Communications Corp.* ......................      224,675
  14,500   REMEC, Inc.*/** ................................      413,250
                                                              ----------
                                                                 637,925
                                                              ----------
           Amusement & Recreational Services--0.5%
  12,200   Polaris Industries Inc. ........................      416,325
                                                              ----------
           Automobile Rentals--0.7%
  25,000   Dollar Thrifty Automotive Group, Inc.* .........      565,625
                                                              ----------
           Beverages--0.8%
   2,000   Canandaigua Brands, Inc., Class A* .............      107,750
  17,200   Pepsi Bottling Group, Inc. (The) ...............      546,100
                                                              ----------
                                                                 653,850
                                                              ----------
           Biotech--4.9%
   3,800   Affymetrix, Inc.*/** ...........................      300,200
   3,800   Alkermes, Inc.*/** .............................      175,750
   3,000   Aurora Biosciences Corp.* ......................      205,125
   4,100   Celgene Corp.* .................................      303,400
   3,600   Cephalon, Inc.*/** .............................      181,125
   3,600   COR Therapeutics, Inc.*/** .....................      202,500
   2,000   Corixa Corp.* ..................................      102,375
   1,500   CuraGen Corp.*/** ..............................       66,562
   5,700   Diversa Corp.*/** ..............................      162,450
   1,100   Enzo Biochem, Inc.* ............................       66,000
   3,700   Enzon, Inc.* ...................................      225,237
     400   Gilead Sciences, Inc.* .........................       43,200
   5,400   Icos Corp*/** ..................................      316,912
   2,900   IMClone Systems* ...............................      279,488
   2,900   Incyte Pharmaceuticals, Inc.* ..................      240,519
     600   Invitrogen Corp.*/** ...........................       37,875
     700   Myriad Genetics, Inc.* .........................       97,913
   3,600   PE Corp.- Celera Genomics Group* ...............      390,375
   3,700   Pharmacopeia, Inc.* ............................      155,169
   3,400   Protein Design Labs, Inc. ......................      258,400
   3,700   Texas Biotechnology Corp.* .....................       65,213
                                                              ----------
                                                               3,875,788
                                                              ----------

           Building Supplies--0.8%
  20,500   Hughes Supply, Inc. ............................      436,650
   6,700   Trex Co., Inc.* ................................      207,700
                                                              ----------
                                                                 644,350
                                                              ----------
           Business Services--0.8%
   4,900   Cognizant Technology Solutions Corp.* ..........      209,475
   2,000   F.Y.I., Inc.* ..................................       78,000
  16,200   InterCept Group, Inc. (The)* ...................      376,650
                                                              ----------
                                                                 664,125
                                                              ----------
           Chemicals - Specialty--0.8%
  18,100   Engelhard Corp. ................................      339,375
  35,500   W.R. Grace & Co.* ..............................      281,781
                                                              ----------
                                                                 621,156
                                                              ----------
           Computer Data Security--0.2%
   1,500   Rainbow Technologies, Inc.* ....................       59,437
   1,600   SonicWALL, Inc.* ...............................      121,800
                                                              ----------
                                                                 181,237
                                                              ----------
           Computer Graphics--0.4%
   4,600   NVIDIA Corp.* ..................................      365,125
                                                              ----------
           Computer Networking Products--3.7%
   2,000   Brocade Communications Systems, Inc.* ..........      451,625
  24,900   Computer Network Technology Corp.* .............      498,000
   3,800   Emulex Corp.*/** ...............................      397,812
   2,700   Foundry Networks, Inc.* ........................      251,269
   7,500   JNI Corp.*/** ..................................      503,437
   6,600   Network Appliance, Inc.* .......................      772,200
   2,000   Turnstone Systems, Inc.*/** ....................      117,750
                                                              ----------
                                                               2,992,093
                                                              ----------
           Computer Services--1.0%
   5,300   FactSet Research Systems Inc. ..................      181,194
  31,900   Zomax Inc.* ....................................      620,056
                                                              ----------
                                                                 801,250
                                                              ----------
           Computer Software--5.7%
   1,900   Aspen Technology, Inc.* ........................       87,281
   2,600   BARRA, Inc.* ...................................      149,825
   8,300   BEA Systems, Inc.* .............................      564,919
   9,200   Broadbase Software, Inc.* ......................      192,625
  18,500   Dendrite International, Inc.* ..................      491,406
   4,200   Documentum, Inc.*/** ...........................      300,562

The accompanying notes are an integral part of the financial statements.

                          [LOGO OF NUMERIC INVESTORS]

                                  Growth Fund
                     Portfolio of Investments (continued)
                                August 31, 2000

--------------------------------------------------------------------------------
                                                                  VALUE
 SHARES                                                          [NOTE 1]
--------------------------------------------------------------------------------
           Computer Software--(continued)
   3,700   Embarcadero Technologies, Inc* .................  $   155,400
   6,100   McAfee.com Corp.* ..............................      160,506
   3,400   Metasolv Software, Inc.* .......................      138,975
   1,000   Micromuse Inc.* ................................      151,875
   1,100   Nuance Communications, Inc.* ...................      144,787
   6,200   Quest Software, Inc.*/** .......................      320,075
  10,100   Quintus Corp.*/** ..............................      131,931
   6,400   Radiant Systems, Inc.* .........................      109,600
   2,000   Rational Software Corp.* .......................      257,375
  14,100   SERENA Software, Inc.* .........................      620,400
  11,400   Verity, Inc.* ..................................      521,550
                                                              ----------
                                                               4,499,092
                                                              ----------
           Consumer Products--0.7%
  13,900   Salton, Inc.*/** ...............................      522,987
   3,300   Yankee Candle Co.*/** ..........................       64,969
                                                              ----------
                                                                 587,956
                                                              ----------
           Electrical Equipment--0.7%
  50,000   General Cable Corp. ............................      418,750
   4,200   SatCon Technology Corp.* .......................      145,425
                                                              ----------
                                                                 564,175
                                                              ----------
           Electronic Components & Accessories--9.1%
  10,600   Advanced Energy Industries, Inc.* ..............      605,525
   4,700   Amphenol Corp., Class A* .......................      300,800
   3,400   Applied Micro Circuits Corp.* ..................      689,987
  16,700   Asyst Technologies, Inc.* ......................      437,331
   1,300   Avnet, Inc. ....................................       77,837
  18,200   AVX Corp.** ....................................      544,862
   6,000   C&D Technologies, Inc. .........................      331,500
   6,900   DSP Group, Inc.* ...............................      319,125
   7,400   Electro Scientific Industries, Inc.* ...........      304,787
     500   Exar Corp.* ....................................       60,313
   6,300   Helix Technology Corp. .........................      238,612
  20,700   KEMET Corp.* ...................................      621,000
   5,250   Merix Corp.* ...................................      254,625
   4,150   Power-One, Inc.* ...............................      657,516
   7,200   Sawtek Inc.* ...................................      363,150
   5,800   Technitrol, Inc. ...............................      739,500
  16,250   Vishay Intertechnology, Inc.* ..................      655,078
                                                              ----------
                                                               7,201,548
                                                              ----------

           Electronics - Instruments--1.3%
   2,100   BEI Technologies, Inc. .........................      120,094
   9,900   FEI Co.* .......................................      298,237
   1,600   Photon Dynamics, Inc.* .........................       75,100
  12,800   Trimble Navigation Ltd.* .......................      532,000
                                                              ----------
                                                               1,025,431
                                                              ----------
           Environmental Services--1.1%
  19,000   Tetra Tech, Inc.* ..............................      515,375
  16,700   Waste Connections, Inc.* .......................      388,275
                                                              ----------
                                                                 903,650
                                                              ----------
           Financial Services--2.0%
  19,400   Doral Financial Corp. ..........................      288,575
  21,100   Heller Financial, Inc. .........................      524,862
  21,150   Metris Companies Inc. ..........................      760,078
                                                              ----------
                                                               1,573,515
                                                              ----------
           Food & Agriculture--1.3%
   6,180   ConAgra, Inc. ..................................      113,171
  15,500   Dean Foods Co. .................................      484,375
   5,300   Smithfield Foods, Inc.* ........................      140,781
   5,300   Suiza Foods Corp.* .............................      265,000
                                                              ----------
                                                               1,003,327
                                                              ----------

           Generic Pharmaceuticals & Distribution--1.2%
   7,400   Alpharma Inc., Class A** .......................      419,025
  18,204   Bindley Western Industries, Inc.** .............      524,503
                                                              ----------
                                                                 943,528
                                                              ----------
           Health Care--2.9%
  18,900   Advance Paradigm, Inc.* ........................      503,213
   2,200   Express Scripts, Inc., Class A* ................      156,613
  21,000   Orthodontic Centers of America, Inc.*/** .......      687,750
  14,500   Oxford Health Plans, Inc.* .....................      442,250
  10,200   PacifiCare Health Systems, Inc.* ...............      550,162
                                                              ----------
                                                               2,339,988
                                                              ----------
           Hospitals--1.4%
  10,400   HCA -The Healthcare Corp. ......................      358,800
   2,500   LifePoint Hospitals, Inc.* .....................       75,312
  11,800   RehabCare Group, Inc.* .........................      441,025
   3,900   Universal Health Services, Inc., Class B* ......      275,925
                                                              ----------
                                                               1,151,062
                                                              ----------
           Insurance - Financial Guarantee--1.4%
   6,600   MGIC Investment Corp. ..........................      388,162
   7,250   PMI Group, Inc. (The) ..........................      449,500
   4,000   Radian Group Inc. ..............................      248,500
                                                              ----------
                                                               1,086,162
                                                              ----------

The accompanying notes are an integral part of the financial statements.

                          [LOGO OF NUMERIC INVESTORS]

                                  Growth Fund
                     Portfolio of Investments (continued)
                                August 31, 2000

--------------------------------------------------------------------------------
                                                                 VALUE
 SHARES                                                         (NOTE 1)
--------------------------------------------------------------------------------
           Insurance - Health & Life--0.3%
   6,100   Nationwide Financial Services,
             Inc., Class A ................................  $   243,237
                                                              ----------
           Internet Content--0.1%
   4,500   Rare Medium Group, Inc.* .......................       45,000
                                                              ----------
           Internet Software--2.3%
   2,500   AGENCY.COM Inc.* ...............................       59,844
   2,200   Allaire Corp.* .................................       74,662
   1,200   Alteon Websystems, Inc.* .......................      177,600
     800   CacheFlow Inc.* ................................       87,500
  10,400   Clarus Corp.* ..................................      629,200
   4,000   Extensity, Inc.* ...............................       90,000
   2,200   Interwoven, Inc.* ..............................      211,200
   4,600   Keynote Systems, Inc.* .........................      139,150
     800   Software.com, Inc.* ............................      116,450
   5,700   WatchGuard Technologies, Inc.* .................      280,012
                                                              ----------
                                                               1,865,618
                                                              ----------
           Laboratory Analytical Instruments--1.2%
  12,400   CyberOptics Corp.* .............................      359,600
  10,200   Nanometrics Inc.*/** ...........................      507,450
   1,700   Varian Inc.* ...................................       82,875
                                                              ----------
                                                                 949,925
                                                              ----------
           Leisure & Entertainment--1.0%
   6,600   Macrovision Corp.* .............................      703,725
  14,300   Topps Co., Inc. (The)* .........................      112,612
                                                              ----------
                                                                 816,337
                                                              ----------
           Medical Instruments & Supplies--4.6%
  20,200   ADAC Laboratories* .............................      451,975
   1,900   ArthroCare Corp.* ..............................       84,550
   1,000   Beckman Coulter, Inc. ..........................       76,125
  11,700   Biosite Diagnostics, Inc.*/** ..................      813,881
   9,600   DENTSPLY International Inc. ....................      320,400
   2,400   Edwards Lifesciences Corp.* ....................       63,000
   8,100   Mallinckrodt Inc. ..............................      365,006
  15,200   PolyMedica Corp.*/** ...........................      539,600
   4,500   Quest Diagnostics Inc.* ........................      556,875
   3,700   Techne Corp.* ..................................      353,350
                                                              ----------
                                                               3,624,762
                                                              ----------

           Multimedia/Publishing--0.2%
   4,200   Martha Stewart Living Omnimedia,
             Inc., Class A*/** ............................      141,750
                                                              ----------
           Office & Business Equipment--0.4%
   9,400   United Stationers Inc.*/** .....................      304,913
                                                              ----------
           Oil & Gas Field Exploration--0.4%
   7,500   Basin Exploration, Inc.* .......................      150,000
   2,500   Spinnaker Exploration Co.* .....................       90,938
   1,300   St. Mary Land & Exploration Co. ................       53,788
                                                              ----------
                                                                 294,726
                                                              ----------
           Oil Equipment & Services--2.5%
   8,300   ENSCO International, Inc. ......................      330,963
  17,200   Helmerich & Payne, Inc. ........................      635,325
   1,700   Noble Drilling Corp.* ..........................       82,450
  14,800   Patterson Energy, Inc.* ........................      464,350
   5,700   Smith International, Inc.*/** ..................      453,150
                                                              ----------
                                                               1,966,238
                                                              ----------
           Oil Refining--0.2%
   6,500   Ultramar Diamond Shamrock Corp. ................      152,344
                                                              ----------
           Optical Instruments & Lenses--0.6%
  12,200   1-800 CONTACTS, INC.*/** .......................      490,288
                                                              ----------
           Pharmaceuticals--6.1%
   5,900   Abgenix, Inc.* .................................      443,514
  15,400   Albany Molecular Research, Inc.*/** ............      550,550
   8,200   Andrx Corp.*/** ................................      713,400
   2,900   Dura Pharmaceuticals, Inc.* ....................       79,931
  10,600   GelTex Pharmaceuticals, Inc.* ..................      429,466
   6,500   IVAX Corp.* ....................................      225,063
  11,650   Jones Pharma Inc. ..............................      416,488
  16,200   King Pharmaceuticals, Inc.* ....................      520,425
   7,500   Noven Pharmaceuticals, Inc* ....................      315,000
  14,500   Syncor International Corp.* ....................      580,000
   6,600   Vertex Pharmaceuticals* ........................      561,000
                                                              ----------
                                                               4,834,837
                                                              ----------
           Recreational--0.1%
   2,600   SCP Pool Corp.* ................................       76,213
                                                              ----------
           Residential Construction--0.5%
  10,300   D.R. Horton, Inc. ..............................      202,138
  12,400   Standard Pacific Corp. .........................      203,825
                                                              ----------
                                                                 405,963
                                                              ----------

The accompanying notes are an integral part of the financial statements.

                          [LOGO OF NUMERIC INVESTORS]

                                  GROWTH FUND
                     Portfolio of Investments (continued)
                                August 31, 2000

--------------------------------------------------------------------------------
                                                                  VALUE
 SHARES                                                         (NOTE 1)
--------------------------------------------------------------------------------
           Restaurants--0.1%
   3,300   RARE Hospitality International, Inc.* ..........   $   92,813
                                                              ----------
           Retail - Catalog & Mail Order Houses--0.6%
  22,200   Sharper Image Corp.* ...........................      444,000
                                                              ----------
           Retail - Computer Equipment--1.1%
  12,950   PC Connection, Inc.* ...........................      838,513
                                                              ----------
           Retail - Family Clothing Stores--0.4%
   9,500   Factory 2-U Stores Inc.*/** ....................      328,344
                                                              ----------
           Retail - Specialty--1.1%
  17,600   Hot Topic, Inc.*/** ............................      498,300
   3,400   Michaels Stores, Inc.*/** ......................      119,000
   4,300   Tweeter Home Entertainment
             Group, Inc.*/** ..............................      154,531
   2,500   Ultimate Electronics, Inc.* ....................       87,656
                                                              ----------
                                                                 859,487
                                                              ----------
           Retail - Specialty Apparel--2.5%
  22,700   Chico's FAS, Inc.*/** ..........................      885,300
   8,200   Children's Place Retail Stores,
             Inc. (The)*/** ...............................      241,900
  19,350   Christopher & Banks Corp* ......................      686,925
   8,900   Guess, Inc.* ...................................      201,919
                                                              ----------
                                                               2,016,044
                                                              ----------
           Savings & Loan Associations--0.6%
   8,900   Astoria Financial Corp. ........................      312,613
   4,000   Downey Financial Corp. .........................      134,000
                                                              ----------
                                                                 446,613
                                                              ----------
           Schools--0.5%
  10,800   Career Education Corp.* ........................      431,325
                                                              ----------
           Semiconductors--8.3%
   2,900   Alpha Industries, Inc.* ........................      146,269
     600   Cree, Inc.* ....................................       82,650
   8,400   Cypress Semiconductor Corp.* ...................      415,275
   2,200   Elantec Semiconductor, Inc.* ...................      194,700
  27,500   ESS Technology, Inc.* ..........................      476,094
  13,000   Fairchild Semiconductor ........................
             Corp., Class A*/**                                  516,750
   9,700   Integrated Device Technology, Inc.* ............      851,175
  14,200   Integrated Silicon Solution, Inc.* .............      417,125
   1,600   International Rectifier Corp.* .................      100,700
  10,100   Kulicke and Soffa Industries, Inc.* ............      183,694
   6,000   Lattice Semiconductor Corp.* ...................      467,250
  12,300   Mattson Technology, Inc.*/** ...................      269,063

           Semiconductors--(continued)
   3,900   Novellus Systems, Inc.* ........................      240,094
   1,200   PMC-Sierra, Inc.* ..............................      283,200
   3,300   QLogic Corp.* ..................................      374,550
   1,900   SDL, Inc.* .....................................      754,894
   7,300   SIPEX Corp.* ...................................      314,356
   2,400   TranSwitch Corp.* ..............................      144,450
   4,000   Varian Semiconductor Equipment
             Associates, Inc.* ............................      228,500
   1,700   Virata Corp.* ..................................      116,875
                                                              ----------
                                                               6,577,664
                                                              ----------
           Services - Employment Agencies--1.7%
   3,800   Administaff, Inc.*/** ..........................      309,700
  17,200   Hall, Kinion & Associates, Inc.* ...............      567,600
   6,600   Heidrick & Struggles International,
             Inc.*/** .....................................      383,625
   3,600   HotJobs.com, Ltd.* .............................       68,625
                                                              ----------
                                                               1,329,550
                                                              ----------
           Telecommunications--0.7%
  17,900   Boston Communications Group, Inc.* .............      257,313
   9,600   Lightbridge, Inc.* .............................      168,000
   1,400   Wireless Facilities, Inc.*/** ..................      105,000
                                                              ----------
                                                                 530,313
                                                              ----------
           Telecommunications Equipment--10.2%
   6,700   ADC Telecommunications, Inc.* ..................      274,281
     700   Anaren Microwave, Inc.* ........................       82,644
   9,900   Carrier Access Corp.*/** .......................      473,963
   3,200   CIENA Corp.* ...................................      709,400
  24,200   Corsair Communications, Inc.* ..................      266,200
   5,400   Digital Lightwave, Inc.* .......................      473,850
   7,500   Ditech Communications Corp.* ...................      442,500
   9,600   Dmc Stratex Networks Inc* ......................      245,400
  15,990   Finisar Corp.*/** ..............................      741,536
   3,900   GlobeSpan, Inc.*/** ............................      469,706
   3,716   JDS Uniphase Corp.* ............................      462,584
   1,800   Natural Microsystems Corp.*/** .................      134,213
   3,900   Plantronics, Inc.* .............................      194,756
   4,500   Polycom, Inc.* .................................      505,687
   5,700   Powerwave Technologies, Inc.* ..................      274,313
  13,250   Quanta Services, Inc.* .........................      619,437
   4,600   Scientific-Atlanta, Inc. .......................      358,513
  27,600   Somera Communications, Inc.* ...................      367,425
   3,900   Tollgrade Communications, Inc.* ................      433,631
  14,400   UTStarcom, Inc.* ...............................      343,800
  15,800   Westell Technologies, Inc., Class A*/** ........      252,800
                                                              ----------
                                                               8,126,639
                                                              ----------

The accompanying notes are an integral part of the financial statements.

                          [LOGO OF NUMERIC INVESTORS]

                                  Growth Fund
                     Portfolio of Investments (concluded)
                                August 31, 2000

--------------------------------------------------------------------------------
                                                                VALUE
 SHARES                                                        (NOTE 1)
--------------------------------------------------------------------------------
           Tobacco--0.2%
   5,800   Universal Corp. ................................   $  150,075
                                                              ----------
           Toys--0.3%
  14,000   JAKKS Pacific, Inc.* ...........................      248,500
                                                              ----------
           Transportation--0.3%
  12,700   American Freightways Corp.* ....................      208,756
                                                              ----------
           Utilities--2.9%
   9,000   Calpine Corp.* .................................      891,000
  30,200   El Paso Electric Co.* ..........................      405,813
  11,600   Energen Corp. ..................................      300,875
   8,200   Minnesota Power, Inc. ..........................      181,938
   2,500   National Fuel Gas Co. ..........................      131,094
   1,800   ONEOK, Inc .....................................       57,488
  15,700   Public Service Co. of New Mexico ...............      335,588
                                                              ----------
                                                               2,303,796
                                                              ----------
           Wholesale - Drug Distribution--1.0%
   8,100   AmeriSource Health Corp., Class A* .............      281,475
   9,043   Priority Healthcare Corp., Class B* ............      522,233
                                                              ----------
                                                                 803,708
                                                              ----------
           Wholesale - Groceries & General Line--0.1%
   5,600   SUPERVALU INC. .................................       83,650
                                                              ----------
           Total Common Stocks
             (Cost $61,919,134) ...........................   77,812,361
                                                              ----------
--------------------------------------------------------------------------------
  PRINCIPAL                                                     VALUE
AMOUNT (000's)                                                 (NOTE 1)
--------------------------------------------------------------------------------
           Repurchase Agreement--1.5%
 $ 1,244   Bear, Stearns & Co. Inc.
             (Agreement dated 08/31/00 to be
             repurchased at $1,244,113)
             6.62%, 09/01/00
             (Cost $1,243,884) (Note 6) ...................  $ 1,243,884
                                                             -----------
           Total Investments--99.4%
             (Cost $63,163,018) ...........................   79,056,245
                                                             -----------
           Other Assets in Excess of
             Liabilities--0.6% ............................      464,087
                                                             -----------
           Net Assets--100.0% .............................  $79,520,332
                                                             ===========

---------------
 * Non-income producing.
** Security or a portion thereof is out on loan.

The accompanying notes are an integral part of the financial statements.

                          [LOGO OF NUMERIC INVESTORS]

                                 Mid Cap Fund
                           Portfolio of Investments
                                August 31, 2000

--------------------------------------------------------------------------------
                                                                        VALUE
 SHARES                                                                (NOTE 1)
--------------------------------------------------------------------------------
           Common Stocks--98.3%
           Aerospace--1.8%
  10,600   B.F. Goodrich Co. (The)................................   $  432,612
   3,500   Boeing Co. (The).......................................      187,687
   1,400   General Dynamics Corp..................................       88,112
   1,700   United Technologies Corp...............................      106,144
                                                                     ----------
                                                                        814,555
                                                                     ----------
           Airlines--2.4%
  12,700   AMR Corp.*.............................................      416,719
   9,300   Atlas Air, Inc.*.......................................      402,225
   5,300   Delta Air Lines, Inc...................................      262,350
                                                                     ----------
                                                                      1,081,294
                                                                     ----------
           Automobile Parts & Equipment--0.7%
   4,900   ArvinMeritor, Inc......................................       80,850
  13,800   Delphi Automotive Systems Corp.........................      226,837
                                                                     ----------
                                                                        307,687
                                                                     ----------
           Automobile Rentals--0.1%
   1,900   Hertz Corp. (The), Class A.............................      58,187
                                                                     ----------
           Banks--0.4%
   1,300   Comerica Inc...........................................       73,206
   3,800   TCF Financial Corp.....................................      124,688
                                                                     ----------
                                                                        197,894
                                                                     ----------
           Beverages--0.9%
  12,500   Pepsi Bottling Group, Inc. (The).......................      396,875
                                                                     ----------
           Broadcasting--1.5%
  15,600   Univision Communications Inc., Class A*................      688,350
                                                                     ----------
           Brokerage--1.4%
   3,800   Bear Stearns Companies Inc. (The)......................      254,837
   4,900   Investment Technology Group, Inc.*.....................      235,200
     800   Lehman Brothers Holdings Inc...........................      116,000
                                                                     ----------
                                                                        606,037
                                                                     ----------
           Building Supplies--0.6%
   8,100   Lafarge Corp...........................................      197,437
   1,500   Lowe's Companies, Inc..................................       67,219
                                                                     ----------
                                                                        264,656
                                                                     ----------
           Business Services--2.2%
   4,100   Eaton Vance Corp.......................................      198,594
   7,350   Quanta Services, Inc.*.................................      343,612
   6,800   SEI Investments Co.....................................      431,800
                                                                     ----------
                                                                        974,006
                                                                     ----------
           Chemicals - Diversified--1.0%
  12,600   Air Products and Chemicals, Inc........................      457,537
                                                                     ----------
           Chemicals - Specialty--1.0%
  23,500   Engelhard Corp.........................................      440,625
                                                                     ----------
           Computer Components--0.9%
  11,400   Silicon Storage Technology, Inc.*......................      374,062
                                                                     ----------
           Computer Data Security--0.3%
   2,000   SonicWALL, Inc.*.......................................      152,250
                                                                     ----------
           Computer Graphics--0.4%
   2,000   NVIDIA Corp*...........................................      158,750
                                                                     ----------
           Computer Networking Products--2.3%
     400   Brocade Communications Systems, Inc.*..................       90,325
   2,600   Emulex Corp.*/**.......................................      272,188
   2,600   Foundry Networks, Inc.*................................      241,962
     400   Juniper Networks, Inc.*................................       85,500
   1,100   Network Appliance, Inc.*...............................      128,700
   3,800   Turnstone Systems, Inc.*...............................      223,725
                                                                     ----------
                                                                      1,042,400
                                                                     ----------
           Computer Software--5.0%
   3,600   BEA Systems, Inc.*.....................................      245,025
   2,600   Mercury Interactive Corp.*.............................      317,687
   6,300   Metasolv Software, Inc.*...............................      257,512
     900   Micromuse Inc.*........................................      136,688
  14,300   Network Associates, Inc.*..............................      370,012
   4,800   Quest Software, Inc.*/**...............................      247,800
   3,700   Rational Software Corp.*...............................      476,144
   2,300   SERENA Software, Inc.*.................................      101,200
   1,100   Symantec Corp.*........................................       53,694
                                                                     ----------
                                                                      2,205,762
                                                                     ----------
           Construction--0.2%
   1,900   Dycom Industries, Inc.*................................      100,700
                                                                     ----------
           Consumer Products--0.3%
   4,200   Fortune Brands, Inc....................................      107,100
                                                                     ----------
           Electronic Components & Accessories--7.5%
   5,000   Advanced Energy Industries, Inc.*......................      285,625
     800   Applied Micro Circuits Corp.*..........................      162,350
  14,000   Arrow Electronics, Inc.*...............................      509,250
   1,000   Avnet, Inc.............................................       59,875
   9,400   AVX Corp.**............................................      281,412
  13,700   KEMET Corp.*...........................................      411,000
   2,750   Power-One, Inc.*.......................................      435,703


The accompanying notes are an integral part of the financial statements.

                          [LOGO OF NUMERIC INVESTORS]

                                 Mid Cap Fund
                     Portfolio of Investments (continued)
                                August 31, 2000

--------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------------------------------------------------------------------------------
Electronic Components & Accessories--(continued)
   6,200   Sawtek Inc.*...........................................   $  312,712
   1,500   Technitrol, Inc........................................      191,250
  16,650   Vishay Intertechnology, Inc.*..........................      671,203
                                                                     ----------
                                                                      3,320,380
                                                                     ----------
           Energy--1.2%
  24,500   Questar Corp...........................................      531,344
                                                                     ----------
           Financial Services--1.9%
   4,400   AXA Financial, Inc.....................................      227,700
   2,200   Edwards (A.G.), Inc....................................      114,400
  13,950   Metris Companies Inc...................................      501,328
                                                                     ----------
                                                                        843,428
                                                                     ----------
           Food & Agriculture--2.1%
   5,000   Albertson's, Inc.......................................      107,500
  21,000   ConAgra, Inc...........................................      384,562
  15,900   Smithfield Foods, Inc.*................................      422,344
                                                                     ----------
                                                                        914,406
                                                                     ----------
           Generic Pharmaceuticals & Distribution--0.7%
   5,600   Alpharma Inc., Class A**...............................      317,100
                                                                     ----------
           Health Care--3.8%
   4,900   Express Scripts, Inc., Class A*........................      348,819
   7,400   Oxford Health Plans, Inc.*.............................      225,700
   6,100   PacifiCare Health Systems, Inc.*.......................      329,019
   3,900   UnitedHealth Group Inc.**..............................      368,550
   4,800   Wellpoint Health Networks Inc.*........................   ----------
                                                                      1,686,388
                                                                     ----------
           Hospitals--1.7%
  12,700   HCA -The Healthcare Corp...............................      438,150
  10,200   Tenet Healthcare Corp.*................................      316,200
                                                                     ----------
                                                                        754,350
                                                                     ----------
           Insurance--2.2%
   5,600   Loews Corp.............................................      453,250
  21,400   Old Republic International Corp........................      512,262
                                                                     ----------
                                                                        965,512
                                                                     ----------
           Insurance - Financial Guarantee--2.9%
   2,600   Ambac Financial Group, Inc.............................      168,025
   6,500   MGIC Investment Corp...................................      382,281
   4,900   PMI Group, Inc. (The)..................................      303,800
   6,800   Radian Group Inc.......................................      422,450
                                                                     ----------
                                                                      1,276,556
                                                                     ----------

           Insurance - Health & Life--0.2%
   3,900   Torchmark Corp.........................................      109,444
                                                                     ----------
           Internet Software--0.5%
   2,800   BroadVision, Inc.*.....................................       96,600
   1,400   TIBCO Software Inc.*/**................................      142,712
                                                                     ----------
                                                                        239,312
                                                                     ----------
           Laboratory Analytical Instruments--0.0%
     200   Varian Inc.*...........................................        9,750
                                                                     ----------
           Leisure & Entertainment--1.0%
  23,300   Brunswick Corp.........................................      436,875
                                                                     ----------
           Manufacturing--1.2%
   8,900   Cooper Industries, Inc.*...............................      314,281
   1,800   Parker-Hannifin Corp...................................       62,662
   2,700   Textron, Inc...........................................      151,369
                                                                     ----------
                                                                        528,312
                                                                     ----------
           Manufacturing Heavy Equipment--1.0%
  12,700   ITT Industries, Inc.*..................................      427,037
                                                                     ----------
           Medical Instruments & Supplies--4.5%
   4,700   Beckman Coulter, Inc...................................      357,787
  15,300   DENTSPLY International Inc.............................      510,637
   6,200   MiniMed, Inc.*.........................................      445,141
   5,700   Quest Diagnostics Inc.*................................      705,375
                                                                     ----------
                                                                      2,018,940
                                                                     ----------
           Office Furniture--0.2%
   2,500   HON INDUSTRIES Inc.....................................       67,344
                                                                     ----------
           Oil Equipment & Services--6.9%
   1,700   Conoco Inc., Class B...................................       44,413
   1,100   Cooper Cameron Corp.*..................................       85,594
   3,200   ENSCO International Inc................................      127,600
   2,800   Hanover Compressor Co.*/**.............................       88,900
  15,300   Helmerich & Payne, Inc.................................      565,144
  11,600   Marine Drilling Companies, Inc*........................      315,375
   1,000   Murphy Oil Corp........................................       66,750
   7,000   Nabors Industries, Inc.*...............................      332,938
  16,000   Noble Drilling Corp.*..................................      776,000
   7,300   Occidental Petroleum Corp..............................      157,863
  14,600   USX-Marathon Group.....................................      400,588
   4,000   Vintage Petroleum, Inc.................................       84,000
                                                                     ----------
                                                                      3,045,165
                                                                     ----------
           Oil Refining--1.1%
  20,900   Ultramar Diamond Shamrock Corp.........................      489,844
                                                                     ----------

The accompanying notes are an integral part of the financial statements.

                          [LOGO OF NUMERIC INVESTORS]

                                 Mid Cap Fund
                     Portfolio of Investments (continued)
                                August 31, 2000

--------------------------------------------------------------------------------
                                                                       VALUE
 Shares                                                                (NOTE 1)
--------------------------------------------------------------------------------
           Pharmaceuticals--1.8%
   1,600   Allergan, Inc. .......................................    $  117,000
   1,000   Andrx Corp.*/** ......................................        87,000
   1,800   Forest Laboratories, Inc.* ...........................       176,175
   6,100   IVAX Corp.* ..........................................       211,213
   5,700   Jones Pharma Inc. ....................................       203,775
                                                                     ----------
                                                                        795,163
                                                                     ----------
           Publishing--0.5%
     700   Dow Jones & Co., Inc. ................................        43,794
   1,900   Knight-Ridder, Inc.** ................................       103,787
   1,600   New York Times Co. (The), Class A ....................        62,700
                                                                     ----------
                                                                        210,281
                                                                     ----------
           Radio--1.1%
   2,100   Hispanic Broadcasting Corp.* .........................       53,944
  16,400   Westwood One, Inc.* ..................................       456,125
                                                                     ----------
                                                                        510,069
                                                                     ----------
           Restaurants--0.6%
  15,200   Darden Restaurants, Inc. .............................       268,850
                                                                     ----------
           Retail - Department Stores--1.4% .....................
   5,900   BJ's Wholesale Club, Inc.* ...........................       199,863
  13,600   Sears, Roebuck & Co. .................................       424,150
                                                                     ----------
                                                                        624,013
                                                                     ----------
           Retail - Discount Stores--1.3%
  14,400   Dollar Tree Stores, Inc.* ............................       584,100
                                                                     ----------
           Retail - Jewelry Stores--0.2%
   2,100   Zale Corp.* ..........................................        77,569
                                                                     ----------
           Retail - Specialty--0.9%
   3,600   Bed Bath & Beyond, Inc.* .............................        63,225
   8,300   Michaels Stores, Inc.*/** ............................       290,500
   1,800   Williams-Sonoma, Inc.* ...............................        64,688
                                                                     ----------
                                                                        418,413
                                                                     ----------
           Retail - Specialty Apparel--0.2%
   3,800   Limited, Inc. (The) ..................................       76,000
                                                                     ----------
           Savings & Loan Associations--2.5% ....................
   2,000   Astoria Financial Corp. ..............................        70,250
   5,500   Golden State Bancorp Inc. ............................       110,688
  17,600   GreenPoint Financial Corp. ...........................       459,800
  13,800   Washington Mutual, Inc. ..............................       483,000
                                                                     ----------
                                                                      1,123,738
                                                                     ----------

           Semiconductors--4.3%
   2,800   Altera Corp.* ........................................    $  181,475
     700   Analog Devices, Inc.* ................................        70,350
  10,600   Cypress Semiconductor Corp.* .........................       524,038
     700   Elantec Semiconductor, Inc* ..........................        61,950
   9,600   Fairchild Semiconductor Corp.,
             Class A*/** ........................................       381,600
   2,600   Integrated Device Technology, Inc.* ..................       228,150
   3,700   Lattice Semiconductor Corp.* .........................       288,138
   3,100   Varian Semiconductor Equipment
             Associates, Inc.* ..................................       177,088
                                                                     ----------
                                                                      1,912,789
                                                                     ----------
           Services - Employment Agencies--1.5%
   2,200   Manpower, Inc. .......................................        79,613
  18,800   Robert Half International Inc.* ......................       598,075
                                                                     ----------
                                                                        677,688
                                                                     ----------
           Services - Management Consulting--0.2%
   3,100   TeleTech Holdings, Inc.* .............................       101,138
                                                                     ----------
           Steel--0.2%
   5,900   USX-U.S. Steel Group** ...............................       102,513
                                                                     ----------
           Telecommunications Equipment--5.7%
   1,900   ADTRAN, Inc.* ........................................       101,769
   1,500   CIENA Corp.* .........................................       332,531
   3,400   Digital Lightwave, Inc* ..............................       298,350
   5,100   Ditech Communications Corp.* .........................       300,900
   7,800   Finisar Corp.*/** ....................................       361,725
   3,700   Focal Communications Corp.* ..........................       114,469
   2,865   GlobeSpan, Inc.*/** ..................................       345,053
     500   New Focus, Inc.* .....................................        69,031
   1,200   Polycom, Inc.* .......................................       134,850
   1,300   Tollgrade Communications, Inc.* ......................       144,544
  13,200   UTStarcom, Inc.* .....................................       315,150
                                                                     ----------
                                                                      2,518,372
                                                                     ----------
           Tobacco--0.4%
   5,500   Philip Morris Companies, Inc. ........................       162,937
                                                                     ----------
           Utilities--9.4%
   2,200   Calpine Corp.* .......................................       217,800
   6,600   El Paso Energy Corp. .................................       384,450
   5,700   Energy East Corp. ....................................       129,319
   8,800   Entergy Corp. ........................................       267,850
   9,500   FirstEnergy Corp. ....................................       235,125
   3,200   FPL Group, Inc. ......................................       170,800


The accompanying notes are an integral part of the financial statements.

                          [LOGO OF NUMERIC INVESTORS]

                                 Mid Cap Fund
                     Portfolio of Investments (concluded)
                                August 31, 2000

--------------------------------------------------------------------------------
                                                                        VALUE
 Shares                                                               (NOTE 1)
--------------------------------------------------------------------------------
Utilities--(continued)
  19,200   KeySpan Corp. .......................................    $   661,200
  17,900   MDU Resources Group Inc. ............................        447,500
   2,800   NICOR Inc. ..........................................        103,250
  14,100   PPL Corp. ...........................................        472,350
   3,700   Public Service Enterprise Group Inc. ................        134,125
  22,700   Sempra Energy .......................................        442,650
  14,100   TXU Corp. ...........................................        492,619
                                                                    -----------
                                                                      4,159,038
                                                                    -----------
           Wholesale - Distribution--0.7%
   6,300   Tech Data Corp.* ....................................        325,238
                                                                    -----------
           Wholesale - Groceries & General Line--1.4%
  13,800   Kroger Co. (The)* ...................................        313,087
   1,700   Safeway Inc.* .......................................         83,831
  14,500   SUPERVALU INC. ......................................        216,594
                                                                    -----------
                                                                        613,512
                                                                    -----------
           Total Common Stocks
             (Cost $40,411,047) ................................     43,671,635
                                                                    -----------

--------------------------------------------------------------------------------
  PRINCIPAL                                                            VALUE
AMOUNT (000's)                                                        (NOTE 1)
--------------------------------------------------------------------------------
           Repurchase Agreement--0.7%
  $  327   Bear, Stearns & Co. Inc.
             (Agreement dated 08/31/00 to be
             repurchased at $326,665)
             6.62%, 09/01/00
             (Cost $326,605) (Note 6) ..........................    $   326,605
                                                                    -----------
           Total Investments-- 99.0%
             (Cost $40,737,652) ................................     43,998,240
                                                                    -----------
           Other Assets in Excess of
             Liabilities-- 1.0% ................................        431,923
                                                                    -----------
           Net Assets-- 100.0% .................................    $44,430,163
                                                                    ===========

------------------
 * Non-income producing.
** Security or a portion thereof is out on loan.

The accompanying notes are an integral part of the financial statements.

                          [LOGO OF NUMERIC INVESTORS]

                              Small Cap Value Fund
                            Portfolio of Investments
                                 August 31, 2000

--------------------------------------------------------------------------------
                                                                   VALUE
 Shares                                                           (NOTE 1)
--------------------------------------------------------------------------------
           Common Stocks--95.5%
           Advertising--0.3%
   1,100   ADVO, Inc.*.......................................   $   45,031
                                                                ----------
           Aerospace--1.1%
   1,100   Alliant Techsystems Inc.*.........................       84,769
   7,000   GenCorp, Inc......................................       51,187
     300   Litton Industries, Inc.*..........................       16,594
                                                                ----------
                                                                   152,550
                                                                ----------
           Amusement & Recreational Services--1.2%
   4,800   Polaris Industries Inc............................      163,800
                                                                ----------
           Apparel--0.3%
   1,600   Kellwood Co.......................................       25,600
   1,000   Tommy Hilfiger Corp.*.............................       10,875
                                                                ----------
                                                                    36,475
                                                                ----------
           Automobile Parts & Equipment--1.3%
   1,300   American Axle & Manufacturing
             Holdings, Inc.*.................................       18,687
   1,900   ArvinMeritor, Inc.................................       31,350
     400   BorgWarner, Inc...................................       13,750
   4,600   Dura Automotive Systems, Inc.*....................       49,450
   2,700   Lear Corp.*.......................................       58,219
                                                                ----------
                                                                   171,456
                                                                ----------
           Automobile Rentals--1.3%
   1,100   Avis Group Holdings, Inc.*........................       33,825
   3,900   Dollar Thrifty Automotive Group, Inc.*............       88,237
   1,700   Hertz Corp. (The), Class A........................       52,062
                                                                ----------
                                                                   174,124
                                                                ----------
           Banks--9.0%
   3,400   BancWest Corp.....................................       60,137
   6,000   Banknorth Group, Inc..............................       98,250
   3,100   Bank United Corp., Class A........................      139,500
   2,800   GBC Bancorp.......................................      106,050
   2,700   Hamilton Bancorp, Inc.*...........................       40,162
  13,100   Hibernia Corp., Class A...........................      164,569
   7,120   Hudson United Bancorp.............................      179,335
   3,500   Imperial Bancorp*/**..............................       76,125
   5,600   National Commerce Bancorp.........................      108,150
   4,000   TCF Financial Corp................................      131,250
   3,400   Westamerica Bancorp...............................      103,062
                                                                ----------
                                                                 1,206,590
                                                                ----------

           Beverages--0.4%
   1,100   Canandaigua Brands, Inc., Class A *...............       59,262
                                                                ----------
           Brokerage--0.3%
   1,600   Tucker Anthony Sutro Corp.**......................       37,700
                                                                ----------
           Building Supplies--2.3%
   4,200   Butler Manufacturing Co...........................       93,187
   7,000   Hughes Supply, Inc................................      149,100
   1,700   Lafarge Corp......................................       41,437
     600   USG Corp..........................................       19,312
                                                                ----------
                                                                   303,036
                                                                ----------
           Business Services--0.6%
   1,800   Eaton Vance Corp..................................       87,187
                                                                ----------
           Chemicals - Diversified--2.0%
   8,500   Olin Corp.........................................      140,250
   4,500   Solutia Inc.......................................       67,781
   4,700   Wellman, Inc......................................       56,694
                                                                ----------
                                                                   264,725
                                                                ----------
           Chemicals - Specialty--1.2%
     800   Cytec Industries Inc.*............................       26,700
   4,000   Engelhard Corp....................................       75,000
   7,600   W.R. Grace & Co.*.................................       60,325
                                                                ----------
                                                                   162,025
                                                                ----------
           Computer Networking Products--0.7%
     500   Black Box Corp.*..................................       29,750
   5,200   Quantum Corp-DLT & Storage*.......................       70,525
                                                                ----------
                                                                   100,275
                                                                ----------
           Computer Services--0.3%
   2,000   Pomeroy Computer Resources, Inc.*.................       46,500
                                                                ----------
           Consumer Products--0.5%
   3,900   Polaroid Corp.....................................       66,300
                                                                ----------
           Electrical Equipment--2.7%
   5,800   AMETEK, Inc.**....................................      123,975
  18,200   General Cable Corp................................      152,425
   2,500   Hubbell, Inc., Class B............................       64,687
   3,000   SLI, Inc..........................................       28,875
                                                                ----------
                                                                   369,962
                                                                ----------

The accompanying notes are an integral part of the financial statements.

                          [LOGO OF NUMERIC INVESTORS]

                              Small Cap Value Fund
                            Portfolio of Investments
                                 August 31, 2000

--------------------------------------------------------------------------------
                                                                   VALUE
 Shares                                                           (NOTE 1)
--------------------------------------------------------------------------------

           Electronic Components & Accessories--3.1%
   1,800   CTS Corp..........................................   $   92,362
   5,400   General Semiconductor, Inc.*/**...................       78,638
   2,400   Jaco Electronics, Inc.*...........................       43,837
   3,200   Park Electrochemical Corp.........................      128,600
   2,400   Pioneer-Standard Electronics, Inc.**..............       32,850
     300   Technitrol, Inc...................................       38,250
                                                                ----------
                                                                   414,537
                                                                ----------
           Energy--0.9%
   5,700   Questar Corp......................................      123,619
                                                                ----------
           Engines--0.9%
   2,800   Briggs & Stratton Corp............................      121,100
                                                                ----------
           Financial Services--5.1%
   2,200   Advanta Corp., Class A **.........................       28,600
   2,600   Deluxe Corp.......................................       57,200
   8,400   Doral Financial Corp..............................      124,950
   2,400   Federated Investors, Inc., Class B................       56,250
   6,400   Heller Financial, Inc.............................      159,200
   3,100   John Nuveen Co.(The), Class A **..................      140,662
   2,300   LaBranche & Co., Inc.*............................       69,287
   1,400   Southwest Securities Group, Inc.**................       46,462
                                                                ----------
                                                                   682,611
                                                                ----------
           Food & Agriculture--3.5%
   3,100   Dean Foods Co.....................................       96,875
   3,800   Dole Food Co., Inc................................       53,675
   5,800   International Multifoods Corp.....................       94,612
   4,700   Interstate Bakeries Corp..........................       84,306
   5,900   Michael Foods, Inc................................      140,125
                                                                ----------
                                                                   469,593
                                                                ----------
           Footwear--0.9%
   1,700   Footstar, Inc.*...................................       50,575
   5,500   Steven Madden, Ltd.*/**...........................       67,719
                                                                ----------
                                                                   118,294
                                                                ----------
           Generic Pharmaceuticals & Distribution--0.3%
   1,400   Bindley Western Industries, Inc.**................       40,338
                                                                ----------
           Health Care--0.7%
   1,800   Foundation Health Systems, Inc.*..................       31,612
   1,200   PacifiCare Health Systems, Inc.*..................       64,725
                                                                ----------
                                                                    96,337
                                                                ----------

           Household Products--0.8%
   3,200   Libbey Inc........................................      105,000
                                                                ----------
           Industrial Machinery--0.5%
   3,700   Terex Corp.*......................................       67,756
                                                                ----------
           Insurance--1.1%
   6,300   Old Republic International Corp...................      150,806
                                                                ----------
           Insurance - Financial Guarantee--1.8%
   1,550   PMI Group, Inc. (The).............................       96,100
   2,300   Radian Group Inc..................................      142,887
                                                                ----------
                                                                   238,987
                                                                ----------
           Insurance - Health & Life--1.5%
   1,500   AmerUs Life Holdings, Inc., Class A **............       37,031
   4,200   Nationwide Financial Services, Inc.,
             Class A.........................................      167,475
                                                                ----------
                                                                   204,506
                                                                ----------
           Insurance - Property & Casualty--1.9%
   4,100   Commerce Group, Inc. (The)........................      106,600
   3,800   FPIC Insurance Group, Inc.*/**....................       57,712
   3,800   LandAmerica Financial Group, Inc.**...............       96,662
                                                                ----------
                                                                   260,974
                                                                ----------
           Leisure & Entertainment--1.9%
     500   Anchor Gaming *...................................       36,625
   8,200   Brunswick Corp....................................      153,750
   4,400   Isle of Capri Casinos, Inc.*......................       68,750
                                                                ----------
                                                                   259,125
                                                                ----------
           Machinery--4.7%
   7,200   Flowserve Corp....................................      133,200
   4,400   Graco Inc.........................................      155,925
   9,400   JLG Industries, Inc...............................      108,687
  10,700   Milacron  Inc.....................................      165,181
   1,900   United Dominion Industries Ltd.**.................       30,519
     700   Zebra Technologies Corp., Class A*................       37,800
                                                                ----------
                                                                   631,312
                                                                ----------
           Manufacturing--1.4%
     400   Coorstek, Inc.*...................................       18,750
   1,100   Harsco Corp.......................................       30,594
   3,000   Pentair, Inc.**...................................       97,500
   1,300   Teleflex, Inc.....................................       46,313
                                                                ----------
                                                                   193,157
                                                                ----------

The accompanying notes are an integral part of the financial statement.

                          [LOGO OF NUMERIC INVESTORS]

                              Small Cap Value Fund
                            Portfolio of Investments
                                 August 31, 2000

--------------------------------------------------------------------------------
                                                                   VALUE
 Shares                                                           (NOTE 1)
--------------------------------------------------------------------------------

           Medical Instruments & Supplies--2.2%
   1,700   Beckman Coulter, Inc..............................   $  129,413
   1,500   DENTSPLY International  Inc.......................       50,063
   3,100   Invacare Corp.....................................       83,506
     600   Mallinckrodt Inc..................................       27,038
                                                                ----------
                                                                   290,020
                                                                ----------
           Metal Fabricating--0.4%
   2,700   Quanex Corp.**....................................       50,456
                                                                ----------
           Office & Business Equipment--0.6%
   2,700   United Stationers Inc.*/**........................       87,581
                                                                ----------
           Oil & Gas Field Exploration--1.7%
   3,700   Comstock Resources, Inc.*/**......................       36,769
   1,400   Houston Exploration Co.(The) */**.................       36,225
   1,000   HS Resources, Inc.*...............................       31,688
   1,100   Offshore Logistics, Inc.*.........................       19,113
   1,400   St. Mary Land & Exploration Co....................       57,925
   3,200   Trico Marine Services, Inc.*......................       46,400
                                                                ----------
                                                                   228,120
                                                                ----------
           Oil Refining--0.4%
   2,300   Ultramar Diamond Shamrock Corp....................       53,906
                                                                ----------
           Paper & Allied Products--0.4%
   3,800   Schweitzer-Mauduit International, Inc.............       55,100
                                                                ----------
           Residential Construction--8.0%
   8,600   Del Webb Corp.*...................................      192,425
  10,000   D.R. Horton, Inc..................................      196,250
   6,900   Kaufman and Broad Home Corp.......................      171,206
   5,700   M.D.C. Holdings, Inc..............................      142,856
   1,400   Pulte Corp........................................       46,113
   5,600   Ryland Group, Inc. (The)**........................      137,550
  11,400   Standard Pacific Corp.............................      187,388
                                                                ----------
                                                                 1,073,788
                                                                ----------
           Restaurants--0.8%
   4,800   Landry's Seafood Restaurants, Inc.................       37,800
   3,000   Ryan's Family Steak Houses, Inc.*.................       24,375
   2,300   Wendy's International, Inc.**.....................       43,413
                                                                ----------
                                                                   105,588

           Retail - Specialty--1.5%
   7,900   Blockbuster Inc., Class A.........................       74,063
   9,500   Haverty Furniture Co., Inc........................      109,844
   2,100   Musicland Stores Corp.*...........................       14,963
                                                                ----------
                                                                   198,870
                                                                ----------
           Retail - Specialty Apparel--1.3%
   2,300   Fossil, Inc.*.....................................       40,106
   1,500   Payless ShoeSource, Inc.*.........................       80,063
   2,800   Wilsons, The Leather Experts, Inc.*...............       57,050
                                                                ----------
                                                                   177,219
                                                                ----------
           Savings & Loan Associations--4.5%
   4,700   Astoria Financial Corp............................      165,088
   5,000   Dime Bancorp, Inc.................................       91,875
   5,500   Downey Financial Corp.............................      184,250
   2,400   Golden State Bancorp Inc..........................       48,300
   1,100   GreenPoint Financial Corp.........................       28,738
   7,400   Sovereign Bancorp, Inc............................       62,900
   1,200   Webster Financial Corp.**.........................       29,588
                                                                ----------
                                                                   610,739
                                                                ----------
           Semiconductors--1.0%
   4,400   ESS Technology, Inc.*.............................       76,175
   4,200   Semitool, Inc.*...................................       52,763
                                                                ----------
                                                                   128,938
                                                                ----------
           Steel--1.6%
  14,100   AK Steel Holding Corp.............................      153,338
   3,800   USX-U.S. Steel Group **...........................       66,025
                                                                ----------
                                                                   219,363
                                                                ----------
           Tobacco--1.3%
   6,700   Universal Corp....................................      173,363
                                                                ----------
           Transportation--2.6%
   3,500   American Freightways Corp *.......................       57,531
   5,000   Arkansas Best Corp.*..............................       75,313
   2,500   CNF Transportation Inc............................       61,250
   2,000   GATX Corp.........................................       81,375
   4,900   Yellow Corp.*.....................................       74,725
                                                                ----------
                                                                   350,194
                                                                ----------
           Trucks - Rental Services--0.7%
   5,200   Ryder System, Inc.**..............................       99,775
                                                                ----------

The accompanying notes are an integral part of the financial statements.

                          [LOGO OF NUMERIC INVESTORS]

                              Small Cap Value Fund
                            Portfolio of Investments
                                 August 31, 2000

--------------------------------------------------------------------------------
                                                                   VALUE
 Shares                                                           (NOTE 1)
--------------------------------------------------------------------------------
           Utilities--9.1%
   3,800   ALLETE............................................   $   84,313
   1,900   Atmos Energy Corp.................................       39,425
   9,400   Conectiv..........................................      166,850
   4,800   Energen Corp......................................      124,500
   3,300   Energy East Corp..................................       74,869
   3,800   MDU Resources Group, Inc..........................       95,000
   2,000   NICOR Inc.........................................       73,750
   3,100   NUI Corp..........................................       93,194
   5,000   ONEOK, Inc........................................      159,688
   8,600   Public Service Co. of New Mexico..................      183,825
   1,700   RGS Energy Group Inc.**...........................       42,288
   3,200   UtiliCorp United, Inc.............................       76,200
     500   Western Resources, Inc............................       10,000
                                                                ----------
                                                                 1,223,902
                                                                ----------
           Wholesale - Drug Distribution--0.9%
   1,700   AmeriSource Health Corp., Class A *...............       59,075
   6,300   Bergen Brunswig Corp., Class A *..................       59,063
                                                                ----------
                                                                   118,138
                                                                ----------
           Total Common Stocks
             (Cost $11,499,783)..............................   12,870,110
                                                                ----------

--------------------------------------------------------------------------------
  PRINCIPAL                                                        VALUE
AMOUNT (000'S)                                                    (NOTE 1)
--------------------------------------------------------------------------------
           Repurchase Agreement--3.2%
  $  438   Bear, Stearns & Co. Inc.
             (Agreement dated 08/31/00 to be
             repurchased at $437,843)
             6.62%, 09/01/00
             (Cost $437,762) (Note 6)........................  $   437,762
                                                               -----------
           Total Investments--98.7%
             (Cost $11,937,545)..............................   13,307,872
                                                               -----------
           Other Assets in Excess of
             Liabilities--1.3%...............................      172,895
                                                               -----------
           Net Assets--100.0%................................  $13,480,767
                                                               ===========

--------------
 * Non-income producing.
** Security or a portion thereof is out on loan.

The accompanying notes are an integral part of the financial statements.

                          [LOGO OF NUMERIC INVESTORS]

                      Statements of Assets and Liabilities
                                 August 31, 2000


                                                              MICRO CAP           GROWTH             MID CAP          SMALL CAP
                                                                FUND               FUND               FUND           VALUE FUND
                                                             ------------       -----------        -----------       -----------
Assets
   Investments, at value (Cost - $109,993,827,
      $63,163,018, $40,737,652, $11,937,545,
      respectively) ....................................     $133,537,835       $79,056,245        $43,998,240       $13,307,872
   Cash collateral received for securities loaned
      (Note 5) .........................................        2,187,324         1,238,230            365,475            69,769
   Receivable for investments sold .....................        1,787,365           965,330          2,377,618           377,613
   Dividends and interest receivable ...................           35,272            26,705             55,416            29,545
   Receivable for Fund shares sold .....................               --             5,000             42,049                --
   Receivable from investment adviser ..................               --                --                 --             3,972
   Prepaid expenses ....................................            9,514                --             31,771                --
                                                             ------------       -----------        -----------       -----------
      Total assets .....................................      137,557,310        81,291,510         46,870,569        13,788,771
                                                             ------------       -----------        -----------       -----------
Liabilities
   Payable upon return of securities loaned (Note 5) ...        2,187,324         1,238,230           365,475             69,769
   Payable for investments purchased ...................          749,533           450,507          2,023,839           226,920
   Payable for Fund shares redeemed ....................               --            33,628             19,928                --
   Accrued expenses and other liabilities ..............           87,394            48,813             31,164            11,315
                                                             ------------       -----------        -----------       -----------
      Total liabilities ................................        3,024,251         1,771,178          2,440,406           308,004
                                                             ------------       -----------        -----------       -----------
Net Assets
   Capital stock, $0.001 par value .....................            6,409             3,356              2,311             1,045
   Additional paid-in capital ..........................       82,325,565        42,013,035         34,482,417        12,263,068
   Undistributed net investment income .................               --                --            174,907           149,898
   Accumulated net realized gain/(loss) from
      investments and futures transactions, if any .....       28,657,077        21,610,714          6,509,940          (303,571)
   Net unrealized appreciation on investments ..........       23,544,008        15,893,227          3,260,588         1,370,327
                                                             ------------       -----------        -----------       -----------
   Net assets applicable to shares outstanding .........     $134,533,059       $79,520,332        $44,430,163       $13,480,767
                                                             ============       ===========        ===========       ===========
Shares outstanding .....................................        6,408,939         3,356,493          2,311,295         1,044,582
                                                             ------------       -----------        -----------       -----------
Net asset value, offering and redemption price
   per share ...........................................           $20.99            $23.69             $19.22            $12.91
                                                             ============       ===========        ===========       ===========

The accompanying notes are an integral part of the financial statements.

                          [LOGO OF NUMERIC INVESTORS]

                            Statements of Operations
                    For the Fiscal Year Ended August 31, 2000


                                                         MICRO CAP            GROWTH            MID CAP          SMALL CAP VALUE
                                                            FUND               FUND               FUND                 FUND
                                                       -----------          ----------         ----------        ---------------
Investment Income
   Dividends* .....................................    $   201,012          $  165,493         $  523,854          $  231,947
   Interest .......................................        238,548              93,174             77,969               3,004
   Securities lending (Note 5) ....................         66,366              33,847             12,311              25,727
                                                       -----------         -----------        -----------          ----------
                                                           505,926             292,514            614,134             260,678
                                                       -----------         -----------        -----------          ----------
Expenses
   Advisory fees ..................................        851,528             533,915            329,362              83,085
   Co-Administration fees .........................        198,721             124,697             96,956              80,538
   Administrative services fees ...................        170,306             106,842             65,872              16,617
   Transfer agent fees and expenses ...............         54,006              44,987             88,252              39,144
   Printing .......................................         62,003              36,606             64,996               5,017
   Custodian fees and expenses ....................         41,561              23,869             14,674               4,457
   Audit and legal fees ...........................         40,272              23,407             14,354               6,484
   Federal and state registration fees ............         20,755              22,791             17,174               9,340
   Director's fees and expenses ...................          5,629               3,505              2,653                  77
   Other ..........................................          9,729              16,113             11,038              14,568
                                                       -----------         -----------        -----------          ----------
      Total expenses before waivers and
         reimbursements, if any ...................      1,454,510             936,732            705,331             259,327
      Less: waivers and reimbursements, if any ....       (319,139)           (224,451)          (266,182)           (148,547)
                                                       -----------         -----------        -----------          ----------
      Total expenses after waivers and
         reimbursements, if any ...................      1,135,371             712,281            439,149             110,780
                                                       -----------         -----------        -----------          ----------
   Net Investment Income/(Loss) ...................       (629,445)           (419,767)           174,985             149,898
                                                       -----------         -----------        -----------          ----------
Net realized and unrealized gain on investments
   and futures transactions:
   Net realized gain/(loss) from:
      Investments .................................     29,756,011          22,719,797          7,569,030            (194,892)
      Futures transactions ........................        (67,142)                 --                 --                  --
   Net change in unrealized appreciation/
      (depreciation) on investments ...............     20,300,544          11,738,071          3,549,311           1,637,027
                                                       -----------         -----------        -----------          ----------
   Net realized and unrealized gain on investments
      and futures transactions, if any ............     49,989,413          34,457,868         11,118,341           1,442,135
                                                       -----------         -----------        -----------          ----------
Net increase in net assets resulting
   from operations ................................    $49,359,968         $34,038,101        $11,293,326          $1,592,033
                                                       ===========         ===========        ===========          ==========

------------------
* Net of foreign withholding taxes of $2,319, $312 and $561 for the Micro Cap Fund, Growth Fund and Small Cap Value Fund, respectively.

The accompanying notes are an integral part of the financial statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                          [LOGO OF NUMERIC INVESTORS]

                      Statements of Changes in Net Assets


                                                                   MICRO CAP                               GROWTH
                                                                     FUND                                   FUND
                                                        ---------------------------------      ---------------------------------
                                                            For the           For the              For the           For the
                                                            Fiscal            Fiscal               Fiscal            Fiscal
                                                          Year Ended        Year Ended           Year Ended        Year Ended
                                                        August 31, 2000   August 31, 1999      August 31, 2000   August 31, 1999
                                                        ---------------   ---------------      ---------------   ---------------
Increase in net assets resulting from operations:
   Net investment income/(loss) .....................    $   (629,445)     $   (463,635)        $   (419,767)    $   (341,042)
   Net realized gain/(loss) from investments
      and futures transactions, if any ..............      29,688,869        18,229,148           22,719,797        3,454,997
   Net change in unrealized appreciation/
      (depreciation) on investments .................      20,300,544        26,593,111           11,738,071       28,829,220
                                                         ------------      ------------         ------------     ------------
   Net increase in net assets resulting from
      operations ....................................      49,359,968        44,358,624           34,038,101       31,943,175
                                                         ------------      ------------         ------------     ------------
Dividends and distributions to shareholders from:
   Net investment income ............................              --                --                   --               --
   Net realized capital gains .......................     (18,272,210)       (7,942,123)          (1,484,633)         (39,086)
                                                         ------------      ------------         ------------     ------------
   Total dividends and distributions to
     shareholders ...................................     (18,272,210)       (7,942,123)          (1,484,633)         (39,086)
                                                         ------------      ------------         ------------     ------------
Increase/(decrease) in net assets derived
   from capital share transactions (Note 4) .........      27,096,476       (59,334,109)         (15,408,959)     (47,367,810)
                                                         ------------      ------------         ------------     ------------
   Total increase/(decrease) in net assets ..........      58,184,234       (22,917,608)          17,144,509      (15,463,721)

Net assets
   Beginning of period ..............................      76,348,825        99,266,433           62,375,823       77,839,544
                                                         ------------      ------------         ------------     ------------
   End of period+ ...................................    $134,533,059      $ 76,348,825         $ 79,520,332     $ 62,375,823
                                                         ============      ============         ============     ============


-----------
* Commencement of operations.
+ Includes undistributed net investment income of $174,907 and $149,898 for the Mid Cap Fund and Small Cap Value Fund, respectively, for the fiscal year ended August 31, 2000. At August 31, 1999, the Mid Cap Fund and Small Cap Value Fund had undistributed net investment income of $82,539 and $87,010, respectively.


The accompanying notes are an integral part of the financial statements.

                                                                       MID CAP                             SMALL CAP VALUE
                                                                         FUND                                   FUND
                                                           ---------------------------------    ------------------------------------

                                                               For the           For the            For the        For the Period
                                                               Fiscal            Fiscal             Fiscal        November 30, 1998*
                                                             Year Ended        Year Ended         Year Ended           through
                                                           August 31, 2000   August 31, 1999    August 31, 2000    August 31, 1999
                                                           ---------------   ---------------    ---------------    ---------------
Increase in net assets resulting from operations:
   Net investment income/(loss) ........................    $    174,985      $    274,601       $   149,898         $    87,010
   Net realized gain/(loss) from investments
      and futures transactions, if any .................       7,569,030         4,760,317          (194,892)          1,061,132
   Net change in unrealized appreciation/
      (depreciation) on investments ....................       3,549,311        29,753,292         1,637,027            (266,700)
                                                            ------------      ------------       -----------         -----------
   Net increase in net assets resulting from
      operations .......................................      11,293,326        34,788,210         1,592,033             881,442
                                                            ------------      ------------       -----------         -----------
Dividends and distributions to shareholders from:
   Net investment income ...............................         (82,617)         (497,210)          (87,010)                 --
   Net realized capital gains ..........................      (5,452,700)      (10,970,699)       (1,169,811)                 --
                                                            ------------      ------------       -----------         -----------
   Total dividends and distributions to shareholders ...      (5,535,317)      (11,467,909)       (1,256,821)                 --
                                                            ------------      ------------       -----------         -----------
Increase/(decrease) in net assets derived
   from capital share transactions (Note 4) ............     (10,483,627)      (84,340,716)        1,647,265          10,616,848
                                                            ------------      ------------       -----------         -----------
   Total increase/(decrease) in net assets .............      (4,725,618)      (61,020,415)        1,982,477          11,498,290

Net assets
   Beginning of period .................................      49,155,781       110,176,196        11,498,290                  --
                                                            ------------      ------------       -----------         -----------
   End of period+ ......................................    $ 44,430,163      $ 49,155,781       $13,480,767         $11,498,290
                                                            ============      ============       ===========         ===========

                          [LOGO OF NUMERIC INVESTORS]

                              Financial Highlights

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                                    MICRO CAP FUND
                                                     -------------------------------------------------------------------------------

                                                                                                                     For the Period
                                                     For the Fiscal  For the Fiscal  For the Fiscal  For the Fiscal  June 3, 1996*
                                                       Year Ended      Year Ended      Year Ended      Year Ended       through
                                                     August 31, 2000 August 31, 1999 August 31, 1998 August 31, 1997 August 31, 1996
                                                     --------------- --------------- --------------- --------------- ---------------
Per Share Operating Performance
Net asset value, beginning of period ...............    $  18.03        $  12.52         $ 18.47        $  11.67         $ 12.00
                                                        --------        --------         -------        --------         -------
Net investment income/(loss) .......................       (0.10)          (0.18)          (0.07)          (0.01)           0.01
Net realized and unrealized gain/(loss) on
   investments and futures transactions, if any ....        7.39            6.72           (3.23)           6.82           (0.34)
                                                        --------        --------         -------        --------         -------
Net increase/(decrease) in net assets
   resulting from operations .......................        7.29            6.54           (3.30)           6.81           (0.33)
                                                        --------        --------         -------        --------         -------
Dividends and distributions to shareholders from:
Net investment income ..............................          --              --              --           (0.01)             --
Net realized capital gains .........................       (4.33)          (1.03)          (2.65)            --               --
                                                        --------        --------         -------        --------         -------
Total dividends and distributions to shareholders ..       (4.33)          (1.03)          (2.65)          (0.01)             --
                                                        --------        --------         -------        --------         -------
Net asset value, end of period .....................    $  20.99        $  18.03         $ 12.52        $  18.47         $ 11.67
                                                        ========        ========         =======        ========         =======
Total investment return/1/ .........................       54.42%          56.09%         (20.74)%         58.41%          (2.75)%
                                                        ========        ========         =======        ========         =======

Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..........    $134,533        $ 76,349         $99,266        $142,119         $14,100
Ratio of expenses to average net assets/2/ .........        1.00%           1.00%           1.00%           1.00%           1.00%(3)
Ratio of expenses to average net assets without
   waivers and expense reimbursements, if any ......        1.28%           1.26%           1.23%           1.45%           3.45%(3)
Ratio of net investment income/(loss) to
   average net assets/2/ ...........................        (0.55)%        (0.46)%         (0.41)%         (0.06)%          0.73%(3)
Portfolio turnover rate ............................      297.08%         316.02%         408.70%         233.49%          42.92%

-------------
*   Commencement of operations.
/1/ Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment returns are not annualized.
/2/ Reflects waivers and expense reimbursements, if any.
/3/ Annualized.

The accompanying notes are an integral part of the financial statements.

                                                                                        GROWTH FUND
                                                     -------------------------------------------------------------------------------

                                                                                                                     For the Period
                                                     For the Fiscal   For the Fiscal  For the Fiscal  For the Fiscal  June 3, 1996*
                                                       Year Ended      Year Ended      Year Ended       Year Ended       through
                                                     August 31, 2000 August 31, 1999 August 31, 1998 August 31, 1997 August 31, 1996

                                                     --------------- --------------- --------------- --------------- ---------------

Per Share Operating Performance
Net asset value, beginning of period ..............       $ 14.89         $  9.75         $ 16.29       $  11.84        $ 12.00
                                                          -------         -------         -------       --------        -------
Net investment income/(loss) ......................         (0.12)          (0.18)          (0.07)         (0.04)          0.01
Net realized and unrealized gain/(loss) on
   investments and futures transactions, if any ...          9.29            5.33           (3.98)          4.50          (0.17)
                                                          -------         -------         -------       --------        -------
Net increase/(decrease) in net assets
   resulting from operations ......................          9.17            5.15           (4.05)          4.46          (0.16)
                                                          -------         -------         -------       --------        -------
Dividends and distributions to shareholders from:
Net investment income .............................            --              --              --          (0.01)            --
Net realized capital gains ........................         (0.37)          (0.01)          (2.49)            --             --
                                                          -------         -------         -------       --------        -------
Total dividends and distributions to
  shareholders ....................................         (0.37)          (0.01)          (2.49)         (0.01)            --
                                                          -------         -------         -------       --------        -------
Net asset value, end of period ....................       $ 23.69         $ 14.89         $  9.75       $  16.29        $ 11.84
                                                          =======         =======         =======       ========        =======
Total investment return/1/ ........................         63.11%          52.80%         (29.03)%        37.69%         (1.33)%
                                                          =======         =======         =======       ========        =======
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .........       $79,520         $62,376         $77,840       $117,724        $26,756
Ratio of expenses to average net assets/2/ ........          1.00%           1.00%           1.00%          1.00%          1.00%(3)
Ratio of expenses to average net assets without
   waivers and expense reimbursements, if any .....          1.32%           1.30%           1.24%          1.40%          2.62%(3)
Ratio of net investment income/(loss) to
   average net assets/2/ ..........................         (0.59)%         (0.45)%         (0.50)%        (0.38)%         0.71%(3)
Portfolio turnover rate ...........................        228.69%         309.60%         338.40%        266.25%         19.21%

-------------
* Commencement of operations.
/1/ Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment returns are not annualized.
/2/ Reflects waivers and expense reimbursements, if any.
/3/ Annualized.

The accompanying notes are an integral part of the financial statements.

                          [LOGO OF NUMERIC INVESTORS]

                       Financial Highlights (concluded)

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------


                                                                                   MID CAP FUND
                                                  ----------------------------------------------------------------------------------
                                                                                                                     For the Period
                                                   For the Fiscal For the Fiscal   For the Fiscal   For the Fiscal    June 3, 1996*
                                                    Year Ended      Year Ended       Year Ended       Year Ended        through
                                                  August 31, 2000 August 31, 1999  August 31, 1998  August 31, 1997  August 31, 1996
                                                  --------------- ---------------  ---------------  ---------------  ---------------
Per Share Operating Performance
Net asset value, beginning of period ............      $ 16.89        $ 13.30          $  17.16         $ 11.56           $12.00
                                                       -------        -------          --------         -------           ------
Net investment income ...........................         0.08           0.05              0.05            0.08             0.03
Net realized and unrealized gain/(loss) on
   investments and futures transactions,
   if any .......................................         4.25           4.97             (1.24)           5.58            (0.47)
                                                       -------        -------          --------         -------           ------
Net increase/(decrease) in net assets resulting
   from operations ..............................         4.33           5.02             (1.19)           5.66            (0.44)
                                                       -------        -------          --------         -------           ------
Dividends and distributions to shareholders from:
Net investment income ...........................        (0.03)         (0.06)            (0.06)          (0.06)              --
Net realized capital gains ......................        (1.97)         (1.37)            (2.61)             --               --
                                                       -------        -------          --------         -------           ------
Total dividends and distributions to
  shareholders ..................................        (2.00)         (1.43)            (2.67)          (0.06)              --
                                                       -------        -------          --------         -------           ------
Net asset value, end of period ..................      $ 19.22        $ 16.89          $  13.30         $ 17.16           $11.56
                                                       =======        =======          ========         =======           ======
Total investment return/1/ ......................        29.61%         41.61%            (8.97)%         49.11%           (3.67)%
                                                       =======        =======          ========         =======           ======
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .......      $44,430        $49,156          $110,176         $52,491           $3,813
Ratio of expenses to average net assets/2/ ......         1.00%          1.00%             1.00%           1.00%            1.00%(3)
Ratio of expenses to average net assets without
   waivers and expense reimbursements, if any ...         1.61%          1.33%             1.26%           1.81%            8.98%(3)
Ratio of net investment income to average
   net assets/2/ ................................         0.40%          0.31%             0.36%           0.79%            1.89%(3)
Portfolio turnover rate .........................       378.17%        384.71%           341.73%         263.83%            5.25%

------------
*   Commencement of operations.
/1/ Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment returns are not annualized.
(2) Reflects waivers and expense reimbursements, if any.
(3) Annualized.


The accompanying notes are an integral part of the financial statements.


                                                                  SMALL CAP VALUE FUND
                                                            ------------------------------------
                                                                                For the Period
                                                            For the Fiscal    November 30, 1998*
                                                              Year Ended           through
                                                            August 31, 2000    August 31, 1999
                                                            ---------------   ------------------
Per Share Operating Performance
Net asset value, beginning of period ......................      $ 12.86            $ 12.00
                                                                 -------            -------
Net investment income .....................................         0.15               0.10
Net realized and unrealized gain/(loss) on
   investments and futures transactions, if any ...........         1.32               0.76
                                                                 -------            -------
Net increase/(decrease) in net assets resulting
   from operations ........................................         1.47               0.86
                                                                 -------            -------
Dividends and distributions to shareholders from:
Net investment income .....................................        (0.10)                --
Net realized capital gains ................................        (1.32)                --
                                                                 -------            -------
Total dividends and distributions to shareholders .........        (1.42)                --
                                                                 -------            -------
Net asset value, end of period ............................      $ 12.91            $ 12.86
                                                                 =======            =======
Total investment return/1/ ................................        13.94%              7.17%
                                                                 =======            =======
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .................      $13,481            $11,498
Ratio of expenses to average net assets/2/ ................         1.00%              1.00%(3)
Ratio of expenses to average net assets without
   waivers and expense reimbursements, if any .............         2.34%              2.59%(3)
Ratio of net investment income to average
   net assets/2/ ..........................................         1.35%              1.15%(3)
Portfolio turnover rate ...................................       256.28%            212.55%

------------
*   Commencement of operations.
/1/ Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment returns are not annualized.
(2) Reflects waivers and expense reimbursements, if any.
(3) Annualized.


The accompanying notes are an integral part of the financial statements.

                          [LOGO OF NUMERIC INVESTORS]

                                 Micro Cap Fund
                                   Growth Fund
                                  Mid Cap Fund
                              Small Cap Value Fund
                          Notes to Financial Statements

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. ("RBB") was incorporated under the laws of the State of Maryland on February 29, 1988, and is registered under the Investment Company Act of 1940, as amended, (the "Investment Company Act") as an open-end management investment company. RBB is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently RBB has fourteen investment portfolios, including the n/i numeric investors family of funds ("n/i numeric investors Family") which consists of four diversified portfolios: n/i numeric investors Micro Cap Fund ("Micro Cap Fund"), n/i numeric investors Growth Fund ("Growth Fund"), n/i numeric investors Mid Cap Fund ("Mid Cap Fund") (formerly known as n/i numeric investors Growth & Value Fund) and n/i numeric investors Small Cap Value Fund ("Small Cap Value Fund") (each a "Fund", collectively the "Funds").

At a Special Meeting of Shareholders held on May 15, 2000, the shareholders of the n/i numeric investors Larger Cap Value Fund (the "Larger Cap Value Fund"), a series of RBB, approved the liquidation and termination of the Larger Cap Value Fund pursuant to a Plan of Liquidation and Termination. As a result, the Larger Cap Value Fund was liquidated and its assets distributed to shareholders on May 25, 2000.

RBB has authorized capital of thirty billion shares of common stock of which
19.88 billion are currently classified into ninety-seven classes. Each class represents an interest in one of fourteen investment portfolios of RBB. The classes have been grouped into fourteen separate "families," nine of which have begun investment operations.

Portfolio Valuation -- The net asset value of each Fund is calculated as of the close of regular trading on the NYSE on each business day. Each Fund's securities are valued at the last reported sales price on the national securities exchange or national securities market on which such shares are primarily traded. If no sales are reported, and in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and asked prices. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. With the approval of RBB's Board of Directors, each Fund may use a pricing service, bank or broker-dealer experienced in such matters to value its securities. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Repurchase Agreements -- Each Fund has agreed to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom each Fund enters into repurchase agreements are banks and broker/dealers, which Numeric Investors L.P.(R) (the Funds' "Adviser" or "Numeric") considers creditworthy. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. Numeric marks to market daily the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose each Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

                          [LOGO OF NUMERIC INVESTORS]

                                 Micro Cap Fund
                                   Growth Fund
                                  Mid Cap Fund
                              Small Cap Value Fund
                    Notes to Financial Statements (continued)

Investment Transactions and Investment Income -- Transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Expenses not directly attributable to a specific Fund are allocated based on relative net assets of each Fund.

Financial Futures Transactions -- Each Fund may invest in financial futures contracts for hedging purposes, including conversion of cash to equity. When entering into a futures contract, each Fund makes a deposit of an initial margin with its custodian in a segregated account in the name of the futures' broker. Subsequent payments to or from the broker, called variation margin, are made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable. When the contracts are closed, a gain or loss is realized equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contracts.

The risks related to the use of futures contracts include: (i) the correlation between movements in the market price of a Fund's investments (held or intended for purchase) being hedged and in the price of the futures contract may be imperfect; (ii) possible lack of a liquid secondary market for closing out futures positions; (iii) the need for additional portfolio management skills and techniques; and (iv) losses due to unanticipated market movements. Successful use of futures by the Funds is subject to Numeric's ability to predict correctly movements in the direction of the market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract. None of the Funds had open futures contracts at August 31, 2000.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Dividends and Distributions -- Dividends from net investment income and distributions from net realized capital gains, if any will be declared and paid at least annually to shareholders. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences can include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the composition of net assets.

                          [LOGO OF NUMERIC INVESTORS]

                                 Micro Cap Fund
                                   Growth Fund
                                  Mid Cap Fund
                              Small Cap Value Fund
                    Notes to Financial Statements (continued)


On October 26, 2000, the Funds paid dividends and distributions to shareholders of record on October 19, 2000 from the following sources:

                                                                                      CAPITAL GAINS
                                                                 ----------------------------------------------------
                                       NET INVESTMENT INCOME            SHORT-TERM                    LONG-TERM
                                     -----------------------     -----------------------      -----------------------
FUND                                 PER SHARE       AMOUNT      PER SHARE     AMOUNT           PER SHARE    AMOUNT
----                                 ---------       ------      ---------   -----------      -----------  ----------
Micro Cap Fund.....................        --             --       $4.4044   $28,101,243        $0.2093    $1,335,390
Growth Fund........................        --             --        6.0988    20,443,284         0.4220     1,414,551
Mid Cap Fund.......................   $0.0762       $174,969        3.0558     7,016,674             --            --
Small Cap Value Fund...............    0.1428        149,957            --            --             --            --

U.S. Federal Tax Status -- No provision is made for U.S. federal income taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. federal income and all excise taxes. The Funds did not incur any post-October losses except for the Mid Cap and the Small Cap Value Funds, which incurred and elected to defer such losses of $231,497 and $63,917, respectively.

At August 31, 2000, the Small Cap Value Fund had a capital loss carryforward of $197,384 which expires in 2008.

2. Transactions with Affiliates and Related Parties

Numeric serves as each Fund's investment adviser. For its advisory services, Numeric is entitled to receive 0.75% of each Fund's average daily net assets, computed daily and payable monthly.

The Adviser has voluntarily agreed to limit each Fund's total operating expenses until December 31, 2000 to the extent that such expenses exceed 1.00% of each Fund's average daily net assets. As necessary, this limitation is effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee. For the fiscal year ended August 31, 2000, investment advisory fees, waivers and reimbursements of expenses were as follows:

                                                                      TOTAL                       NET          EXPENSE
FUND                                                              ADVISORY FEES   WAIVERS    ADVISORY FEES  REIMBURSEMENT
----                                                              -------------  ---------   -------------  -------------
Micro Cap Fund...................................................   $851,528     $(160,187)    $691,341            --
Growth Fund......................................................    533,915      (125,333)     408,582            --
Mid Cap Fund.....................................................    329,362      (213,484)     115,878            --
Small Cap Value Fund.............................................     83,085       (75,193)       7,892        $4,558

The Funds will not pay Numeric at a later time for any amounts it may waive or any amounts, which Numeric has assumed.

Effective January 1, 2001, Numeric is entitled to a performance-based fee for the Growth, Mid Cap and Small Cap Value Funds (advisory fees and expense limitations for the Micro Cap Fund will remain unchanged) calculated at the end of each month using a basic fee of 0.85% of average daily net assets and a performance fee adjustment based on the Fund's

                          [LOGO OF NUMERIC INVESTORS]

                                 Micro Cap Fund
                                   Growth Fund
                                  Mid Cap Fund
                              Small Cap Value Fund
                    Notes to Financial Statements (continued)



performance during the last rolling 12-month period. The current fee of 0.75% would only increase if performance exceeds the predefined benchmark by 4.00% or more in a given 12-month period and would be less than the current fee if performance does not exceed the predefined benchmark by 3.00% in a given 12-month period. From January 1, 2001 through December 31, 2001 Numeric has agreed to waive its advisory fee and/or reimburse expenses (other than brokerage commissions, extraordinary items, interest and taxes) in an aggregate amount equal to the amount by which the Growth, Mid Cap and/or Small Cap Value Funds' total operating expenses (other than investment advisory fees, brokerage commissions, extraordinary items, interest and taxes) exceeds a total operating expense ratio (other than investment advisory fees, brokerage commissions, extraordinary items, interest and taxes) of 0.50% of such Fund's average daily net assets.

PFPC Worldwide Inc. ("PFPC"), an indirect majority-owned subsidiary of The PNC Financial Services Group, and Bear Stearns Funds Management Inc. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serve as co-administrators for each Fund. For providing administrative services PFPC is entitled to receive a monthly fee equal to an annual rate of 0.125% of each Fund's average daily net assets subject to a minimum monthly fee of $6,250 per Fund. BSFM is entitled to receive a monthly fee equal to an annual rate of 0.05% on the first $150 million and 0.02% of each Fund's average daily net assets thereafter.

For the fiscal year ended August 31, 2000, PFPC, at its discretion, voluntarily agreed to waive a portion of its co-administration fees. During such period, PFPC's co-administration fees and related waivers were as follows:

                                                                   TOTAL PFPC             PFPC            NET PFPC
FUND                                                         CO-ADMINISTRATION FEES      WAIVERS   CO-ADMINISTRATION FEES
----                                                         ----------------------     --------   ----------------------
Micro Cap Fund..................................................   $141,953             $(11,354)         $130,599
Growth Fund.....................................................     89,083               (6,521)           82,562
Mid Cap Fund....................................................     74,999                   --            74,999
Small Cap Value Fund............................................     74,999              (37,501)           37,498

In addition, PFPC serves as each Fund's transfer and dividend disbursing agent. PFPC, at its discretion, voluntarily agreed to waive a portion of its transfer agency fees for the Small Cap Value Fund. For the fiscal year ended August 31, 2000, transfer agency fees and waivers were as follows:

                                                                      TOTAL                                  NET
                                                                 TRANSFER AGENCY                       TRANSFER AGENCY
FUND                                                                  FEES               WAIVERS            FEES
----                                                             ---------------         -------       ---------------
Micro Cap Fund...................................................   $54,006                  --            $54,006
Growth Fund......................................................    44,987                  --             44,987
Mid Cap Fund.....................................................    88,252                  --             88,252
Small Cap Value Fund.............................................    39,144            $(18,001)            21,143

Provident Distributors, Inc. ("PDI") provides certain administrative services to each Fund. As compensation for such administrative services, PDI is entitled to receive a monthly fee equal to an annual rate of 0.15% of each Fund's average daily net assets.

                          [LOGO OF NUMERIC INVESTORS]

                                 Micro Cap Fund
                                   Growth Fund
                                  Mid Cap Fund
                              Small Cap Value Fund
                    Notes to Financial Statements (continued)

PDI has, at its discretion, voluntarily agreed to waive a portion of its administrative service fees for each Fund. For the fiscal year ended August 31, 2000, administrative services fees and waivers were as follows:

                                                                      TOTAL
                                                                 ADMINISTRATIVE                      NET ADMINISTRATIVE
FUND                                                              SERVICES FEES          WAIVERS        SERVICES FEES
----                                                             --------------        ---------     ------------------
Micro Cap Fund...................................................   $170,306           $(147,598)         $22,708
Growth Fund......................................................    106,842             (92,597)          14,245
Mid Cap Fund.....................................................     65,872             (52,698)          13,174
Small Cap Value Fund.............................................     16,617             (13,294)           3,323

These fees are accrued daily and paid monthly.

3. Investment in Securities

For U.S. federal income tax purposes, the costs of securities owned at August 31, 2000 were $110,772,753, $63,409,942, $41,012,834, and $11,979,815 for Micro
Cap Fund, Growth Fund, Mid Cap Fund, and Small Cap Value Fund, respectively. Accordingly, the net unrealized appreciation of investments are as follows:

                                                                    GROSS              GROSS
FUND                                                            APPRECIATION       DEPRECIATION     NET APPRECIATION
----                                                            ------------       ------------     ----------------
Micro Cap Fund................................................   $28,326,970       $(5,561,888)       $22,765,082
Growth Fund...................................................    18,637,577        (2,991,274)        15,646,303
Mid Cap Fund..................................................     4,436,201        (1,450,795)         2,985,406
Small Cap Value Fund..........................................     1,556,287          (228,230)         1,328,057

For the fiscal year ended August 31, 2000, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:


FUND                                                                                  PURCHASES              SALES
----                                                                                ------------         ------------
Micro Cap Fund...................................................................   $335,270,530         $324,364,985
Growth Fund......................................................................    158,081,265          176,654,699
Mid Cap Fund.....................................................................    161,234,370          176,919,577
Small Cap Value Fund.............................................................     27,864,153           27,438,976

                          [LOGO OF NUMERIC INVESTORS]

                                 Micro Cap Fund
                                   Growth Fund
                                  Mid Cap Fund
                              Small Cap Value Fund

                    Notes to Financial Statements (continued)


4. Capital Share Transactions

As of August 31, 2000 each Fund has 50,000,000 shares of $0.001 par value capital stock authorized.

Transactions in capital shares for the respective periods were as follows:

                                                                                       MICRO CAP FUND
                                                                 ----------------------------------------------------------
                                                                           For the                         For the
                                                                      Fiscal Year Ended               Fiscal Year Ended
                                                                       August 31, 2000                 August 31, 1999
                                                                 --------------------------        ------------------------
                                                                     SHARES      AMOUNT             SHARES       AMOUNT
                                                                 -----------   ------------      -----------   ------------
Sales.........................................................     2,541,464   $ 38,709,186          381,712   $  6,008,613
Repurchases...................................................    (1,712,324)   (29,456,421)      (4,714,604)   (73,124,102)
Reinvestments.................................................     1,344,665     17,843,711          636,739      7,781,380
                                                                 -----------   ------------      -----------   ------------
Net increase/(decrease).......................................     2,173,805   $ 27,096,476       (3,696,153)  $(59,334,109)
                                                                 ===========   ============      ===========   ============
                                                                                         GROWTH FUND
                                                                 ----------------------------------------------------------
                                                                           For the                        For the
                                                                      Fiscal Year Ended              Fiscal Year Ended
                                                                       August 31, 2000                August 31, 1999
                                                                 --------------------------        ------------------------
                                                                     SHARES       AMOUNT            SHARES         AMOUNT
                                                                 -----------   ------------      -----------   ------------
Sales.........................................................       720,389   $ 12,798,921          779,158   $  9,139,659
Repurchases...................................................    (1,655,639)   (29,678,147)      (4,573,587)   (56,544,582)
Reinvestments.................................................       101,679      1,470,267            3,862         37,113
                                                                 -----------   ------------      -----------   ------------
Net decrease..................................................      (833,571)  $(15,408,959)      (3,790,567)  $(47,367,810)
                                                                 ===========   ============      ===========   ============
                                                                                        MID CAP FUND
                                                                 ----------------------------------------------------------
                                                                           For the                        For the
                                                                      Fiscal Year Ended              Fiscal Year Ended
                                                                       August 31, 2000                August 31, 1999
                                                                 --------------------------        ------------------------
                                                                     SHARES       AMOUNT            SHARES       AMOUNT
                                                                 -----------   ------------      -----------  -------------
Sales.........................................................       640,434   $ 10,359,270          927,772  $  13,811,036
Repurchases...................................................    (1,613,711)   (26,213,267)      (7,201,736)  (109,304,768)
Reinvestments.................................................       373,721      5,370,370          897,920  $  11,153,016
                                                                 -----------   ------------      -----------  -------------
Net decrease..................................................      (599,556)  $(10,483,627)      (5,376,044) $ (84,340,716)
                                                                 ===========   ============      ===========  =============

                          [LOGO OF NUMERIC INVESTORS]

                                 Micro Cap Fund
                                   Growth Fund
                                  Mid Cap Fund
                              Small Cap Value Fund
                    Notes to Financial Statements (continued)



                                                                                    SMALL CAP VALUE FUND
                                                                    -------------------------------------------------------
                                                                                                      For the Period
                                                                           For the                  November 30, 1998*
                                                                      Fiscal Year Ended                   through
                                                                       August 31, 2000                August 31, 1999
                                                                    ----------------------         ------------------------
                                                                     SHARES      AMOUNT              SHARES        AMOUNT
                                                                    --------   -----------         ---------    -----------
Sales............................................................    132,220   $ 1,506,811         1,000,505    $11,856,127
Repurchases......................................................   (101,298)   (1,110,995)         (106,258)    (1,239,279)
Reinvestments....................................................    119,413     1,251,449                --             --
                                                                    --------   -----------         ---------    -----------
Net increase.....................................................    150,335   $ 1,647,265           894,247    $10,616,848
                                                                    ========   ===========         =========    ===========

-----------
 * Commencement of operations.

5. Securities Lending

Loans of securities are required at all times to be secured by collateral equal to at least 100% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and collateral being maintained by the lender is insufficient to cover the value of loaned securities, the borrower is obligated to pay the amount of the shortfall (and interest thereon) to the Funds. However, there can be no assurance the Funds can recover this amount. The value of securities on loan to brokers and the related collateral received at August 31, 2000, were as follows:


                                                                           Value of
Fund                                                                  Securities on Loan           Value of collateral
----                                                                  ------------------           -------------------
Micro Cap Fund....................................................        $23,602,950                  $24,031,174
Growth Fund.......................................................          9,446,840                    9,705,145
Mid Cap Fund......................................................          1,517,667                    1,540,850
Small Cap Value Fund..............................................            702,094                      715,616


Any cash collateral received is reinvested into repurchase agreements, which in turn are collateralized by various U.S. Treasury securities.

                          [LOGO OF NUMERIC INVESTORS]

                                 Micro Cap Fund
                                   Growth Fund
                                  Mid Cap Fund
                              Small Cap Value Fund
                    Notes to Financial Statements (concluded)


6. Collateral for Repurchase Agreements

Listed below is the collateral associated with the repurchase agreements with Bear, Stearns & Co. Inc., outstanding at August 31, 2000:


                                                                                      MICRO CAP FUND
                                                                 --------------------------------------------------------
                                                                 Principal Amount                                Total
Issuer                                                                (000's)         Yield      Maturity    Market Value
-----                                                            ----------------    -------     --------    ------------
United States Treasury Bill ..................................        $   55          5.92%      11/02/00      $   54,409
                                                                                                             ============
                                                                                        GROWTH FUND
                                                                 --------------------------------------------------------
                                                                 Principal Amount                                Total
Issuer                                                                (000's)         Yield      Maturity    Market Value
-----                                                            ----------------    -------     --------    ------------
United States Treasury Strip, Principal Only .................        $5,730          6.62%      02/15/27      $1,269,539
                                                                                                             ============
                                                                                       MID CAP FUND
                                                                 --------------------------------------------------------
                                                                 Principal Amount                                Total
Issuer                                                                (000's)         Yield      Maturity    Market Value
-----                                                            ----------------    -------     --------    ------------
United States Treasury Strip, Principal Only .................        $1,505          6.62%      02/15/27      $  333,448
                                                                                                             ============
                                                                                   SMALL CAP VALUE FUND
                                                                 --------------------------------------------------------
                                                                 Principal Amount                                Total
Issuer                                                                (000's)         Yield      Maturity    Market Value
-----                                                            ----------------    -------     --------    ------------
United States Treasury Strip, Principal Only .................        $2,020          6.62%      02/15/27      $  447,551
                                                                                                             ============


7. Reclassifications of Capital Accounts

In accordance with accounting pronouncements, the Funds have recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed income and net realized gains on a tax basis which is considered to be more informative to the shareholder. As of August 31, 2000, the following Funds recorded reclassifications that increase/(decrease) the accounts listed below:

                                                                        NET INVESTMENT          ACCUMULATED NET REALIZED
Fund                                                                         LOSS                GAINS FROM INVESTMENTS
----                                                                    --------------          ------------------------
Micro Cap Fund .....................................................       $629,445                      $(629,445)
Growth Fund ........................................................        419,767                       (419,767)

                          [LOGO OF NUMERIC INVESTORS]

                                 Micro Cap Fund
                                   Growth Fund
                                  Mid Cap Fund
                              Small Cap Value Fund
                        Report of Independent Accountants

To the Shareholders and Board of Directors of The RBB Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of n/i numeric investors Micro Cap Fund, n/i numeric investors Growth Fund, n/i numeric investors Mid Cap Fund and n/i numeric investors Small Cap Value Fund, separately managed portfolios of The RBB Fund, Inc. (the "Fund") at August 31, 2000, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.




PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, Pennsylvania
October 20, 2000

                          [LOGO OF NUMERIC INVESTORS]

                                 Micro Cap Fund
                                   Growth Fund
                                  Mid Cap Fund
                              Small Cap Value Fund
                   Shareholder Tax Information -- (unaudited)

Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Fund's fiscal year (August 31, 2000) as to the U.S. federal tax status of distributions received by each Fund's shareholders in respect of such fiscal year. During the fiscal year ended August 31, 2000, the following dividends and distributions per share were paid by each of the Funds:

                                                                                 Ordinary Income (39.6%)
                                                                              ---------------------------
                                                                              Net Investment   Short-Term      Long-Term
FUND                                                                              Income          Gains       Gains (20%)
----                                                                          --------------   ----------     ----------
Micro Cap Fund...........................................................             --         $4.0470        $0.2846
Growth Fund..............................................................             --          0.3646             --
Mid Cap Fund.............................................................        $0.0298          1.9668             --
Small Cap Value Fund.....................................................         0.0979          1.3165             --

The percentage of total ordinary income dividends from the Micro Cap, Growth, Mid Cap and Small Cap Value Funds qualifying for the corporate dividends received deduction is 1.73%, 100.00%, 3.71% and 28.08% respectively.

These amounts were reported to shareholders as income in 1999. Because each Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2000. The second notification, which will reflect the amount, if any to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2001.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g. IRA's and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g. corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                          [LOGO OF NUMERIC INVESTORS]

           One Memorial Drive
           Cambridge, MA 02142

           1-800-numeric [686-3742]
           http://www.numeric.com

Investment Adviser
           Numeric Investors L.P.(R)
           One Memorial Drive
           Cambridge, MA 02142

Co-Administrators
           Bear Stearns Funds Management Inc.
           575 Lexington Avenue
           New York, NY 10022

           PFPC Inc.
           Bellevue Corporate Center
           400 Bellevue Parkway
           Wilmington, DE 19809

Distributor
           Provident Distributors, Inc.
           320 Horizons Drive
           King of Prussia, PA 19406

Custodian
           Custodial Trust Company
           101 Carnegie Center
           Princeton, NJ 05840

Transfer Agent
           PFPC Inc.
           Bellevue Corporate Center
           400 Bellevue Parkway
           Wilmington, DE 19809

Independent Accountants
           PricewaterhouseCoopers LLP
           Two Commerce Square, Suite 1700
           2001 Market Street
           Philadelphia, PA 19103

Counsel
           Drinker Biddle & Reath LLP
           One Logan Square
           18th and Cherry Streets
           Philadelphia, PA 19103


This report is submitted for the general information of the shareholders of each Fund.It is not authorized for the distribution to prospective investors in each Fund unless it is preceded or accompanied by a current prospectus which includes details regarding each Fund's objectives, policies and other information. Total investment return is based on historical results and is not intended to indicate future performance. The total investment return and principal value of an investment in each Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.

[LOGO OF NUMERIC INVESTORS]                                ---------------------
    One Memorial Drive                                        FIRST CLASS MAIL
    Cambridge, MA 02142                                       U.S. POSTAGE PAID
                                                                LANCASTER, PA
 1-800-numeric [686-3742]                                      PERMIT NO. 1793
  http://www.numeric.com                                   ---------------------


                                                   [LOGO OF NUMERIC INVESTORS]

                                                      n/i numeric investors
                                                         Micro Cap Fund

                                                      n/i numeric investors
                                                           Growth Fund

                                                      n/i numeric investors
                                                           Mid Cap Fund

                                                      n/i numeric investors
                                                       Small Cap Value Fund



                                                           Annual Report
                                                          August 31, 2000